UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-23295

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Long/Short Equity & Dynamic Income Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2020

DATE OF REPORTING PERIOD: November 1, 2019 through October 31, 2020

ITEM 1. REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Long/Short Equity & Dynamic Income Trust (CPZ)

Annual REPORT October 31, 2020

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Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the Fund, our view of retaining leverage, Fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders.

For more information about any Calamos closed-end funds, we encourage you to contact your investment professional or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your annual report for the period since inception to October 31, 2020. In this report, you will find commentary from the Calamos portfolio management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Fund.

Finding Stable Income in a Low-Yield, High-Volatility World

For many, this appears a tall order. Traditional bond funds and passive strategies such as ETFs are likely to face headwinds in a volatile, low-rate environment. However, I believe Calamos closed-end funds are well positioned to address the search for stable income in a low-yield, high-volatility world. The funds are differentiated by their dynamic allocation and multi-asset class approaches, which offer considerable potential benefits for investors seeking income and capital appreciation. What’s more, our funds are actively managed, and can adjust to the changing risks and opportunities in the market.

During the period, the Fund provided a compelling monthly distribution of $0.1100 per share. We believe the Fund’s current annualized distribution rate, which was 9.34%* on a market price basis as of October 31, 2020, was very competitive, given the low interest rates in many segments of the bond market.

We understand that many closed-end fund investors seek steady, predictable distributions. Therefore, the Fund has a managed distribution policy, whereby we aim to keep distributions consistent from month to month, and at a level we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessments of individual securities and asset classes.

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 10/31/20 distribution was $0.1100 per share. Based on our current estimates, we anticipate that approximately $0.1012 is paid from ordinary income or capital gains and that approximately $0.0088 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains, and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Market Review

The period since inception to October 31, 2020, has been an extraordinary time for investors. As the reporting period began, market sentiment was generally upbeat as investors focused on supportive Federal Reserve policy and signs of progress in U.S.-China trade negotiations. The tide changed dramatically soon after the start of 2020, as Covid-19 swept across the globe. As countries sought to contain the pandemic through lockdowns and social distancing, economic activity and markets plummeted. U.S. and global stock markets both fell more than 30% in the span of a few weeks,1 oil prices plunged as demand collapsed, and U.S. Treasury yields reached new lows as investors turned to investments with greater perceived safety.

Central banks and governments took decisive steps in response to the rapidly unfolding global health crisis. Sweeping measures provided market liquidity and support to businesses and households. Investor sentiment improved quickly as a result, and financial markets rebounded dramatically.2 Global economies began to reopen, with monetary and fiscal policy providing tailwinds to recovery. Yet, even during this upswing, markets remained volatile due to uncertainty surrounding the pandemic and the potential fiscal policy impacts of looming U.S. elections.

Outlook

2020 has been unprecedented in its challenges, but it has also provided many examples that illustrate the ingenuity and adaptability of humankind, as well as the resilience of the global economy and markets. At the time of this writing, companies are releasing exciting announcements about the high efficacy of vaccine trials. GDP numbers and many other data points provide an encouraging picture of an economic recovery that may proceed faster than many expected. Many businesses are exceeding the earnings expectations of Wall Street analysts, significant numbers of people are returning to work, mortgage rates are low, and consumer balance sheets are in good shape. U.S. election results point to a divided Washington D.C., which can set the stage for more moderate economic plans that support job creation and the health of businesses of all sizes, and by extension investment opportunities.

As always, fiscal policy will have a significant impact on the economic environment and will be key to navigating the many challenges that still lie ahead. For example, in the U.S., not all segments of the economy are healing at an even pace and many households and businesses remain under pressure. Covid-19 cases continue to rise, putting more strain not only on health care systems, but also economies and households. Appropriate fiscal policy and levels of regulation are of paramount importance.

Letter to Shareholders

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   3

We are entering a new period of opportunity in the global financial markets. Throughout much of 2020, a handful of large-cap technology companies enjoyed the lion’s share of market attention. As the recovery continues and the world makes meaningful strides toward defeating Covid-19, a very different landscape can quickly emerge, with new investment themes gaining strength. This is an environment that favors risk-aware bottom-up security selection, guided by rigorous fundamental research and an understanding of the thematic forces shaping the world.

The Importance of Long-Term Perspective

Over recent weeks, we have seen quick swings in the market and expect the next months to bring continued volatility, including leadership rotation, episodic selloffs and rebounds. November’s election results and recent vaccine news give greater clarity, but the markets will grapple with uncertainty related to the timing of vaccine rollouts, as well as the specifics of fiscal policy changes under a new presidential administration.

Since I began investing in the difficult financial markets of the 1970s, I have learned that volatility creates opportunity for those who are prepared, disciplined and guided by long-term focus. While remaining firmly grounded in long-term fundamentals, the team actively uses volatility to enhance the risk/reward characteristics of the Fund.

As always, I’d caution investors against letting emotion drive investment decisions. Making moves based on either fear or greed, without a longer-term plan, increases the likelihood of getting whipsawed in volatile markets. Instead, work with your investment professional to ensure that your asset allocation makes sense for your risk tolerance and investment objectives. In rotational and volatile markets, diversification is especially important, and your investment professional may recommend making strategic enhancements to your asset allocation to capitalize on evolving opportunities.

For decades, Calamos Investments has been dedicated to helping investors pursue their financial goals, including through uncertain environments. Now more than ever during this crisis, we believe the case is strong for staying invested and utilizing Calamos closed-end funds.

Calamos closed-end funds have the flexibility to invest in a wide array of securities with income and appreciation potential. These include stocks, convertible securities, high yield bonds and preferred securities. These asset classes have been less dependent on interest rates to source income. Additionally, certain Calamos closed-end funds employ alternative strategies (such as long/short equity and options writing) to source income and total returns.

Letter to Shareholders

4   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

In closing, all of us at Calamos Investments thank you for your trust. We are honored you have chosen a Calamos Fund to help you achieve your asset allocation goals.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

Diversification and asset allocation do not guarantee a profit or protection against a loss.

1The MSCI All Country World Index is a measure of global stock market performance, which returned -33.60% from February 20, 2020 to March 23, 2020. The S&P 500 Index is a measure of the U.S. stock market, which returned -33.79% from February 20, 2020 to March 23, 2020. The MSCI Emerging Market Index is a measure of emerging market equity performance, which returned -31.15% from February 20, 2020 to March 23, 2020. February 20, 2020 represents a peak in the S&P 500 and March 23, 2020 represents a trough.

2From March 24, 2020 to October 31, 2020, the MSCI All Country World Index returned 45.52%, the S&P 500 Index returned 47.71%, and the MSCI Emerging Market Index returned 48.27%. The ICE BofA All U.S. Convertibles Index represents the U.S. convertible securities market. The index returned 52.73% from March 24, 2020 to October 31, 2020. The Refinitiv Global Convertible Bond Index is designed to broadly represent the global convertible bond market. The index returned 41.43% from March 24, 2020 to October 31, 2020. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer. The index returned 25.99% from March 24, 2020 to October 31, 2020. The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the U.S. investment-grade bond market. The index returned 5.22% from March 24, 2020 to October 31, 2020.

Source: Lipper, Inc. and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in U.S. dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

The Calamos Closed-End Funds: An Overview

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   5

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund

(Ticker: CHW)

Invests in global fixed income securities, alternative investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund

(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

Calamos Long/Short Equity & Dynamic Income Trust

(Ticker: CPZ)

Invests in a globally diversified long/short portfolio of equity securities as well as globally diversified income-producing securities

OBJECTIVE: U.S. TOTAL RETURN

Calamos Long/Short Equity & Dynamic Income Trust

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Investment Team Discussion

6   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

TOTAL RETURN* AS OF 10/31/20

Common Shares – Inception 11/29/19
Since Inception
On Market Price	-24.42%
On NAV	-6.72%

* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

SECTOR WEIGHTINGS

Financials	24.8%
Industrials	19.3
Communication Services	12.1
Health Care	8.7
Real Estate	7.5
Energy	6.6
Other	5.7
Consumer Discretionary	5.7
Information Technology	4.5
Consumer Staples	3.3
Materials	2.1
Utilities	1.8
Airlines	0.3

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

Long/Short Equity &
Dynamic Income Trust (CPZ)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) is a closed-end fund that seeks to provide current income and risk-managed capital appreciation. The Fund seeks to provide hedged market exposure built around Calamos’ time-tested global long/short equity strategy. CPZ is designed to offer an attractive monthly distribution, supported by a multi-asset income strategy structured to be potentially less vulnerable to volatile financial markets by actively managing risk with dynamic asset allocation and variable equity exposure. CPZ leverages Calamos Investments’ extensive experience in risk-managed equity investments.

How did the Fund perform over the reporting period?

In spite of initially investing in and later managing this new portfolio during one of the most volatile periods for financial markets in history, at the time of writing December 2020, we improved our NAV with especially strong performance in November and increased CPZ’s monthly distribution by $0.01 per share. This represented an increase in payout of more than 9% to common shareholders, in commemoration of the one-year anniversary of the Fund’s issuance. The increase in CPZ’s distribution rate is indicative of the high conviction that we have in the Fund and our portfolio management team’s ability to optimize both current and anticipated opportunities moving forward. Through these accomplishments, we delivered on our objective of providing risk-managed returns and income to our investors.

The Fund began trading on the NASDAQ on November 29, 2019. Consequently, the returns measured in this report are since this inception through October 31, 2020. Accordingly, they do not represent a full 12-month period. At the end of October 31, 2020, the Fund returned -24.42% on market price and -6.72% on NAV from inception to the end of the reporting period. The Fund’s shares traded at an -18.98% discount to NAV on October 31, 2020.

However, it is worth noting that the Fund’s investment approach worked as intended amid the year’s unprecedented challenges, culminating in the Fund’s decisive rally in November. In fact, for the 12-month period ended November 30, 2020, the Fund returned -7.48% on market price and gained 8.36% on NAV, an impactful comeback.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectations. During periods of high market volatility, closed-end fund prices may disproportionately underperform relative to their underlying NAVs due to selling by shareholders which temporarily outpaces liquidity. This is especially relevant to new funds, like CPZ, that have not established long periods of time for the market to assess the fund’s distribution history and price trading dynamics relative to NAV. A fund’s NAV return measures the actual return of the individual securities in the portfolio,

Investment Team Discussion

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   7

less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best-utilized within asset allocations on a long term basis, we believe that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize returns based on market price.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

What factors influenced performance over the reporting period?

Regarding equities, our approach through 2019 and into 2020 was one of capital preservation. Well before the outbreak of COVID-19, we expected economic data to weaken domestically and abroad, no longer supporting existing equity market valuations. After the yield curve briefly inverted in 2019, U.S. activity slowed progressively in response to the long Fed tightening cycle, and the U.S. economy appeared to be headed for a “soft landing.” The European story remained one of stagnation as German manufacturing slipped into recession and Brexit took a toll on growth expectations. China and other emerging markets were dogged by trade conflicts and slowing global output. While the U.S. consumer was a source of resilience, the global producer industries entered a virtual recession. Moreover, almost all leading economic indicators deteriorated through the course of the year, coalescing into a concerning picture for corporate fundamentals. As a consequence, S&P 500 earnings were essentially flat in 2019.

We maintained this positioning into early 2020, as we expected U.S. equities to be range bound. We gradually increased our commitment to high dividend areas of the market and select UK value plays. Although we never anticipated the economic and market consequences of a historic pandemic, we did believe that the equity markets were vulnerably priced.

Our perception proved correct as Q1 of 2020 devolved into the worst quarter for equities since 1987, characterized by the sharpest bear market in history. After a rather benign first half of the quarter, equity markets rushed to discount the impact of government-mandated shutdowns across many sectors of the economy.

Our approach since the bear market bottom of March has been to hold and accumulate high-quality and cyclical recovery equities in anticipation of a normalization in the global economy. Equity markets tend to lead fundamentals by four to six months, and

ASSET ALLOCATION AS OF 10/31/20

Investment Team Discussion

8   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

we expect to post attractive growth rates in 2021 as we approach the anniversary of the pandemic. We continue to keep a watchful eye on pandemic developments and believe that a combination of science and human adaptability will prevail. Therefore, we think this third wave of the virus will not wreak the same degree of havoc on economic activity as the first.

After the unprecedented economic contraction in the first half of 2020, the second part of the year has witnessed a historic recovery in almost all measures of U.S. economic activity, and yet stocks have behaved defensively in nature. Equal-weighted equity indexes have been “going nowhere” since early June, with the exception of the leading U.S. technology names and pockets of long duration equities. This disparity is visible in the positive October 31 YTD return of the cap-weighted S&P 500 (+2.76%) versus the negative returns for the equal-weighted S&P 500 (-5.33%) and most non-U.S. benchmarks.

Our performance since the equity bottom in March reflects this bifurcation. Fund exposures remain biased to the recovery and “normalization” opportunities, rather than Big Tech and defensive growth. Historically, the shift from the “risk-adverse” parts of the market to reflation has coincided with the bottom in the major benchmarks. Today’s experience has been different, in large part because this recession has differed from prior ones.

The conventional wisdom is that a vaccine is required to arrest this bifurcation. The bulk of the revenue and earnings degradation has occurred in industries most vulnerable to the restriction of mobility and social exchange, such as travel, entertainment, bank loan loss provisioning and energy prices. Meanwhile, government-supported consumption, technology, areas of health care and housing have escaped largely unscathed.

Another factor has been the extraordinary actions of the Federal Reserve, contributing to a “perfect storm” for duration and its equity beneficiaries. Interest rates are the barometer of duration, and interest rates are not just low, they are at the lowest levels in centuries while real rates are firmly in negative territory. Despite the historic recovery in U.S. Q3 GDP, uncertainty brought on by the pandemic and political divisiveness has reinforced fears of deflation.

We see a V-shaped global recovery that will drive reflation (rather than deflation), though the road back to normality has not been without surprises. In April, we assumed that the health crisis in terms of U.S. deaths and hospitalizations was climaxing. However, COVID-19 cases have reaccelerated across trans-Atlantic societies. The politicization of the pandemic in an election year has been equally significant.

The trajectory of COVID-19 cases has explained much of the market’s style and sector behavior in 2020. Progress in the fight against the pandemic will continue to determine investor psychology. Given how we’ve arrived at this juncture, an abrupt turning point seems possible.

The bullish case for equities is far-less controversial today than it was back in April. The equity market’s recovery has been rational in the context of underlying fundamentals. While the global policy response has been remarkable, upward revisions in corporate earnings and economic data have been equally decisive. Corporate profits for Q3 will be essentially flat with year-ago levels. For 2021, we see S&P 500 sales and earnings advancing at double-digit rates.

All of this assumes a historically fast return to pre-COVID-19 levels of output, with most economies recovering to their prior peaks over the next few quarters. We expect the U.S. economy to have returned to pre-virus levels by spring 2021. We anticipate

Investment Team Discussion

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   9

a robust 2021 backdrop that consists of containing COVID-19, unlocking consumer demand and reaping the lagging stimulative effects of today’s policy initiatives, borne out of a Federal Reserve intent on returning to full employment.

With regard to the election, there are two silver linings with bullish implications for equities. The first is the link between the election itself and the virus. The politics of the virus have overwhelmed any disinterested discussion of how social and economic life should adapt to the pandemic. With the conclusion of the November vote, both sides will be incentivized to heal the U.S. economy fully in advance of the 2022 elections. A Biden victory signals the potential for less market volatility (e.g. no more market disrupting tweets) and more favorable trade policy, which could lead to inflows to risk assets.

For this reason, the Fund’s long-equity exposure is focused on widespread opportunities in single stocks. This is in sharp contrast to the major indices, whose recent performance has been driven by a few select companies. We see substantial upside in our long book based on the premise of a broadening cyclical earnings recovery.

As far as the fixed income portfolio is concerned, the last year has been a maelstrom. After seeing risk assets take the lead through the tail of 2019 and into 2020, domestic equity markets traded to all-time highs in mid-February, and corporate bond spreads in both the high-yield and investment-grade markets traded near cyclical tights during the same time frame.

As the pandemic spread worldwide, it forced global supply-chain shutdowns. With broad swaths of service industries heavily impacted, liquidity in credit markets dried up quickly, and we spiraled into the most drastic correction in market history. Fortunately, fiscal and monetary responses were rapid and strong, both domestically and globally. The Fed slashed its overnight rate from 1.50% to 0.00% in a pair of inter-meeting cuts while funneling hundreds of billions of dollars of repo lines intended to keep the financial system functioning normally with good liquidity. In addition, the Fed reintroduced quantitative easing on a previously unseen scale, taking more than $650 billion of Treasury and mortgage-backed securities out of the market per week. This weekly operation size was equivalent to the entire QE2 program enacted in 2010. Those efforts were combined with several new programs aimed at stabilizing markets ranging from corporate bonds to asset-backed securities to municipal bonds.

In addition to the strong fiscal measures taken, Congress and the administration worked together to pass the $2 trillion CARES Act, which provided additional unemployment benefits and stimulus checks for individuals, while also providing funding support for small and large businesses, state and local governments, and public schools. Two further rounds of fiscal stimulus followed. Leading up to the 2020 election, partisan gridlock stymied an additional stimulus package. Regardless of the election results, it appears more stimulus will be forthcoming once the events of early November have passed—something Chair Powell has long been recommending in Congressional testimony.

Before the COVID crisis, high yield spreads had spent several months trading in a range of 315–400 basis points on an option-adjusted basis1. Prior to the Fed announcing its intention to support corporate credit markets through both primary and secondary market purchase programs, fear of widespread liquidity issues took spreads on the broad high yield market out to 1100 basis points. In addition to

1Option adjusted spread (OAS) is the yield spread that has to be added to a benchmark yield curve to discount a security’s payments to match its market price; the OAS uses a dynamic pricing model that accounts for embedded options and is usually measured in basis points.

Investment Team Discussion

10   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

purchasing investment-grade bonds, the Fed announced that its program would include the purchase of BB-rated credits, subject to some qualifications. This support for corporate bond markets led to a large retracement of roughly half of the spread widening before we published our semiannual report for the period ended April 30, 2020. In the six-months that followed, the high yield market continued to rally, and spreads have retraced over 80% of the move wider from February and March. This is quite remarkable considering the level of uncertainty that still exists concerning the virus. The Bloomberg Barclays US High Yield 2% Issuer Capped Index closed the annual period with option-adjusted spreads at 509 basis points over like maturity Treasuries. Excluding energy, the yield on the index closed at 5.33%.

Over recent months, macroeconomic data has continued the rapid recovery that began in Spring and continued through Summer, though we continue to expect that annualized GDP growth will be negative for the 2020 calendar year. A continuance of the monetary policy adopted by the Federal Reserve in response to the COVID-19 pandemic smoothed credit markets further for both investment-grade and high-yield debt. The most significant monetary policy event during the quarter was a change in the methodology the Fed will use with regard to inflation. While the Core PCE Deflator Index will remain its preferred measure of inflation, the Fed has officially moved to reaching its 2% to 2.5% inflation target “over time” as opposed to the symmetric target of 2% that has previously been the standard. This should enable the Fed to allow inflation to run above 2% to make up for the consistent undershooting of the target over the last decade. The FOMC has made it clear that they want to see inflation and a return to full employment before they would step away from 0% policy rate and quantitative easing programs,

Higher-quality, below-investment-grade bonds rated BB delivered returns of 6.5%, trailed by B rated issuers at +1.9%, whereas CCC-rated issuers delivered a loss of -3.1%. At the beginning of the annual period, the trailing 12-month default rate was 2.8%, still running lower than the long-term average of 3.5%. At the end of the reporting period, default rates had increased to 6.3%, much of which was driven by energy-related businesses in both exploration and production and oil field services, along with a significant reckoning that occurred within the retail industry. We could see defaults rise above current levels, though we continue to expect that peak defaults of this cycle will remain below the 11% peak of the Great Financial Crisis.

What helped and hurt performance over the period?

Long/Short Equity Strategy

While we started the year with an underweight position in equities, we were admittedly too early with some of our long investment buys, which resulted in underperformance relative to both the S&P 500 and the MSCI World Index for the period. Also, our hedge book suffered when the pricing of short puts took a hit from the historic spike in volatility, which created temporary negative mark-to-market issues. Nevertheless, we believe that the positions we accumulated over the course of the year will prove attractive sources of income.

During the period in review, long-duration growth equities substantially outperformed value and cyclical ones. While we partially benefitted from the valuation expansion in high-quality growth names, our focus through the second half of the year remains squarely concentrated on positioning the portfolio for a normalization of global economic activity.

Investment Team Discussion

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   11

We also continued to accumulate exposure to the UK equity market. As the country is confronted with headwinds generated by the pandemic as well as the impact stemming from Brexit uncertainty, we think the UK equity market represents one of the most compelling value opportunities in global equities. We believe in the long-term attractiveness and viability of the UK economy once Brexit is done, and we are exposed to financials, real estate, airlines and telecom.

The Long/Short Equity sleeve realized gains from the health care and information technology sectors. Conversely, our short position hedges on the S&P 500 as well as our long positions in industrials, financials, real estate and energy were a detriment. As of October 31, 2020, the long/short portion of the portfolio had a delta-adjusted† net long position of approximately 80%.

Dynamic Income Strategy

Preferred Securities. Relative to the ICE BofA US All Capital Securities Index, the Fund’s preferred securities delivered a negative performance differential of about 100 basis points. Overall, selection in the electric utilities and finance companies sectors were beneficial. Conversely, selection in the banking and insurance sectors were detrimental.

High Yield Securities. Relative to the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index, the Fund’s securities delivered a positive performance differential of about 175 basis points. Selection in the consumer cyclical and consumer non-cyclical sectors helped performance, whereas certain holdings in the transportation and an underweight position toward technology detracted from performance.

How is the Fund positioned?

Long/Short Equity Strategy

Our net equity exposures at the end of October stood at 80% on a delta adjusted basis. This compares with our strategic range for net equity exposures of -20% to +80%. This reflect our bullish leaning into equities. Some tactical hedges using options have been added for pandemic and political uncertainties. Hedging activities reflect a mix of strategic and tactical considerations and are additionally influenced by the market pricing of risk. Put spreads have been favored due to the election premium in option pricing.

The portfolio balance of quality growth and safety names versus what is perceived as the higher risk, more cyclical and recovery positions had a significant impact in the quarter. Since early June, the upside in the S&P 500 Index has been narrowly led by large U.S. technology, while the majority of global equities have “gone nowhere.” The focus today across the Fund’s long exposures is centered on the widespread opportunity in single stocks relative to broad indices whose performance is driven by a select few companies.

Our largest sector weighting is in Industrials, where business activity is poised to inflect positively as the economy reopens. Within the sector, we have increased our exposure to aerospace where sentiment remains depressed. We expect that as the market gains confidence that trends have finally begun to improve, focus should quickly shift to 2022 estimate upside.

†Delta adjusted estimates the sensitivity of options values to price changes of the underlying securities.

Investment Team Discussion

12   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Financials are intriguing because the sector is expected to be the largest contributor to 2021 earnings growth, in part because banks are past their provisioning peak. Financials’ market cap in the major benchmarks is even lower than during the Great Financial Crisis, despite net income that is much higher. A steepening U.S. yield curve into 2021 will be a key positive catalyst for the industry. As a result of the new “CECL” accounting standard, loan losses for this cycle were already recognized in the Q2 reporting season. For companies to increase their loan loss provisions further, unemployment would need to spike higher from current levels below 8% to over 10% (unlikely in our forecast).

The prominent feature of this crisis has been the supremacy of technology, reinforcing the belief that we remain in a long technology-driven investment cycle centered upon data and digitalization. The Fund maintains core positions in some select technology leaders, which are outright winners of the crisis and how it has affected spending patterns. Though a great deal of these patterns are structural, investors are underestimating the potential for a material pause in technology spending when corporations and consumers alike attempt to normalize economic life. This combined with relative valuations led us to shift funds into growth opportunities where the return of normality in 2021 is a positive rather than a potential risk to the underlying corporate momentum.

The overhang for health care during 2020 has been political risk. We have avoided the traditional pharmaceutical businesses for this reason, but have increased exposure to the Managed Care space as Biden would be likely to expand the Affordable Care Act rather than pushing for “Medicare for All.” Other core long positions are direct beneficiaries of economic “normality” because they are tied to a recovery in medical procedure volumes, where revenues tend to be delayed rather than lost.

The fund has been highly selective in its non-U.S. exposure with the exception of a footprint in UK reflationary opportunities. The Brexit saga appears to be concluding at about the same time that equities could assume a more reflationary tone. The British have held the Continent to a draw in these negotiations; as a mini-trade deal will be concluded. The British economy will be managed in a more pro-growth manner than is possible under the auspices of Brussels.

The risk/reward of the emerging world has not been compelling in 2020. U.S. dollar resilience has been a factor here. We see the balance shifting more in favor of non-U.S. equities (Ex. Europe) into 2021 based upon broader global recovery. That said, many of the fund’s U.S. recovery opportunities must work before these themes are likely to progress abroad.

Dynamic Income Strategy

In preferreds, our highest allocation was in the financials sector, more specifically banks. In high yield, industrial securities represented our highest allocation, with communications related positions representing the largest component.

In all environments, we focus on being well compensated for the risks taken. As high yield default rates are rising and stress in the market is increasing, this focus is even more pronounced. We see more dispersion of spread and yield opportunities for issuers with similar credit ratings and within similar industries, which could provide additional relative value opportunities through security selection.

From a credit-quality perspective, we remain overweight single B issuers with underweights to both BB and CCC credits. We continue to find out-of-benchmark positions in both leveraged loans and investment-grade credit.

Investment Team Discussion

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   13

From a sector perspective, the portfolio holds overweight positions in insurance and consumer non-cyclicals. Underweights include technology and energy. Over the course of recent months, notable sector changes to the portfolio included:

Consumer Cyclical. The allocation to the consumer cyclical sector was increased, notably in the apparel industry.

Consumer Non-Cyclical. The allocation to the consumer non-cyclical sector was reduced, primarily through a reduction of our position in food and beverage and pharmaceutical industries.

Please discuss the Fund’s distributions during the 12-month period.

Within this Fund, we employ a managed distribution policy with the goal of providing shareholders a consistent distribution stream. In each month of the period, the Fund distributed $0.1100 per share, resulting in a current annualized distribution rate of 9.34% of market price as of October 31, 2020. We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of October 31, 2020, the dividend yield of S&P 500 Index stocks averaged approximately 1.72%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 0.88% and 1.65%, respectively.

Please discuss how the Fund uses Leverage.

As the financial markets begin to recover, we believe that this is an environment conducive to the prudent use of leverage as a means to enhance total return and support the Fund’s distribution rate. With low current borrowing costs, our use of leverage may offer a favorable reinvestment dynamic as markets recover. As of October 31, 2020, our amount of leveraged assets was approximately 17%. The Fund does not employ leverage on the long/short equity strategy, which will inherently make it typically lower levered relative to our other CEFs.

What are your closing thoughts for Fund shareholders?

We are in the midst of another wave of COVID-19 cases through much of the Western world. This is tempering the pace of recovery, but an actual stalling out of the economic expansion seems unlikely. While it appears that we are heading for a divided government, a resolution to the election should bring some additional calm to the market. The market generally appreciates some form of checks and balances among the executive and legislative branches. In the event of a divided government, we do not expect a large reaction in either direction by markets. However, should a single party come to control both legislative branches and the presidency, we would anticipate further volatility, as single-party control might lead to larger policy shifts related to taxes and regulations.

The doors for stimulus remain wide open, though there is little political will for renewed lockdowns in the U.S. This may be the ideal outcome for equities between now and spring 2021. From both a monetary and fiscal perspective, we believe additional stimulus is coming, either in the lame duck session before January, or following when those newly elected assume power. We do not believe that the Fed is out of options to provide additional monetary stimulus, but they are close to running out of good options.

Investment Team Discussion

14   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

We believe the bifurcation between the winners and losers of the pandemic—which has been the dominant feature of 2020—will remain in place as long as the virus persists. However, this bifurcation is unlikely to extend into the new year. Medical science à la vaccines is a primary reason why today’s despondency provides a rotation opportunity for 2021.

The tyranny of COVID-19 must have a sell-by date because it is undermining political authority. A return to normality through vaccines, therapeutics or liability protection (which all adds up to learning to live with the virus) would be reflationary. In whatever manner these catalysts emerge, some instability within equity leadership could be inevitable in coming quarters.

A sustained rotation into more cyclical, reflationary opportunities depends on the simultaneous embrace of monetary and fiscal profligacy. At the same time, some constraints on inflation are diminishing due to the disintegration of the neoliberal consensus. We believe this will lead to less stability in price and profitability regimes across the developed world.

The real question is: “How long will this transition take?” The extended nature of this horizon can be challenging for client expectations, but we think its impact will be visible through 2021. The Fund’s positioning reflects the material upside that we envision across many of the “normalization” opportunities in equities.

The S&P 500 and Nasdaq are the world’s most heavily weighted indices of long-duration equities, which explains their long leadership in a deflationary world. Investors can no longer assume that long duration “wins.” This is an enormous amount of market capitalization that must be threaded through a needle’s eye of cyclical and shorter-duration opportunities.

The combination of policy stimulus and the normalization of economic life could drive the S&P 500 towards 4000 in 2021, but as this review highlights, the fault lines of the past decade are beginning to fade. The real problem for equities will emerge when the pandemic passes and policy stimulus must be reined in. Still, we are not there yet. Investors are still climbing the proverbial wall of worry.

From a fixed-income perspective, we continue to build our portfolio bond by bond, ensuring that we are adequately compensated for risks taken.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   15

The Fund’s Investment Objective, Principal INVESTMENT Strategies and Principal Risks

Investment Objective

The Fund’s investment objective is to seek current income and risk-managed capital appreciation.

Principal Investment Strategies

The Fund will invest, under normal circumstances, at least 80% of its managed assets in a globally diversified portfolio comprised of equity securities which are defined to include common stock, preferred stock, convertible securities and exchange-traded funds (“ETFs”) ( the “Equity Sleeve”),1 as well as long and short equity positions managed pursuant to a long/short equity strategy (the “Long/Short Component”). The Long/Short Component will comprise at least 50% of the Fund’s managed assets with a focus on absolute returns in a risk-managed format. The Fund may invest up to 20% of its managed assets opportunistically in globally diversified income-producing securities, including high-yield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, U.S. Treasuries and sovereign debt issued by foreign governments (the “Fixed Income Sleeve”). “Managed assets” means the Fund’s total assets (including any assets attributable to any financial leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage).

Under current market conditions, it is anticipated that the Fund will initially invest 80% of its managed assets in equities, of which 60% will be invested in the Long/Short Component and 20% of its managed assets in the Fixed Income Sleeve.

The Fund will invest in common stock, preferred stock and convertible securities (including synthetic convertible instruments) issued by both U.S. and foreign companies without regard to market capitalization. Convertible securities include, but are not limited to, any corporate debt security, debentures, notes or preferred stock that may be converted into equity securities of companies around the world, including in emerging markets. A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument and a security providing an option on an equity security.

In the Long/Short Component, the Fund seeks to achieve its investment objective by taking long positions in companies that are expected to outperform the equity markets, while taking short positions in companies that are expected to underperform the equity markets and/or for hedging purposes. A long position arises where the Fund holds a security in its portfolio. The Fund will have a short position where it sells a security it does not own by delivery of a borrowed security. The Fund may maintain long and short positions through the use of derivative instruments, such as options, futures and forward contracts. The Fund’s Long/Short Component utilizes a variety of methods to evaluate long and short equity investments of various market capitalizations to find securities that the Adviser believes offer the potential for capital gains, including common stock and American Depositary Receipts (“ADRs”) of issuers of all market capitalizations that operate in knowledge-based sectors such as technology, communications and media, as well as financial services and healthcare, and other investment companies (including ETFs) that track or otherwise provide exposure to such sectors. As part of this strategy, the Adviser seeks to invest in industries, sectors and securities that it believes are more attractive on either a relative basis or on an absolute basis. In addition to purchasing, or taking “long” positions in equity securities, the Fund’s investment strategy includes short selling, and may include investments in derivatives, ETFs, and/or fixed income securities.

In the Fixed Income Sleeve, the Fund will mainly invest in a globally-diversified portfolio of income producing securities including, high-yield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, U.S. Treasuries and sovereign debt issued by foreign governments. Some of the loans in which the Fund may invest may be “covenant-lite” loans, which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

The Fund may invest up to 50% of its managed assets in securities of foreign issuers; provided, however, the Fund will not invest more than 25% of its managed assets in securities of issuers located in a single country other than the U.S. and 20% of its managed assets in securities of issuers located in emerging market countries. The Fund may invest up to 30% of its managed assets in securities of European domiciled issuers.

1This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

16   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

The Fund’s derivative activities are principally focused on the following derivatives: interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options, long calls, covered calls, long puts, cash-secured short puts and protective puts. The Fund may utilize derivatives for investment and hedging purposes. In addition, as a non-fundamental policy, the Fund may also invest up to 20% of its managed assets in derivatives for non-hedging purposes. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. However, the Fund reserves the right to invest in other derivative instruments to the extent consistent with the Fund’s investment objective and restrictions.

The portions of the Fund’s assets invested in the aforementioned sleeves and securities will vary from time to time consistent with the Fund’s investment objective. In addition, the Adviser has appointed a committee consisting of senior management (the “CPZ Allocation Committee”) to determine the percentage of the Fund’s assets to be allocated to each such sleeve. The CPZ Allocation Committee meets quarterly, or more frequently if needed, to review and adjust the specific allocation ranges based upon its judgment of economic, market and regulatory conditions in a manner consistent with the Fund’s investment objective. Actual allocations may vary at any time due to market movements, changes in equity prices, changes in interest rates and other economic factors.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company (“SSB Agreement”) that allows the Fund to borrow up to $98 million.

Term Structure

The Fund will dissolve on the twelfth anniversary of the effective date of the Fund’s registration statement (the “Dissolution Date”); provided, that if the Board of Trustees (the “Board”) believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Dissolution Date: (i) once for up to one year, and (ii) once for up to an additional six months, in each case upon the affirmative vote of a majority of the Board and without Shareholder (as defined below) approval. In addition, as of a date within twelve months preceding the Dissolution Date, the Board may cause the Fund to conduct a tender offer to all Shareholders to purchase Shares (as defined below) of the Fund at a price equal to the NAV per Share on the expiration date of the tender offer (the “Eligible Tender Offer”). The Board has established that, following the Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure the continued viability of the Fund (the “Dissolution Threshold”). In the Eligible Tender Offer, the Fund will offer to purchase all Shares tendered by each Shareholder; provided, that if the number of properly tendered Shares would result in the Fund’s net assets totaling less than the Dissolution Threshold, the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating or winding up its portfolio and proceed to dissolve on the Dissolution Date. The investment adviser to the Fund, Calamos, will pay all costs and expenses associated with the making of the Eligible Tender Offer, other than brokerage and related transaction costs associated with disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its Shareholders. The Eligible Tender Offer, if pursued, will be made, and Shareholders will be notified thereof, in accordance with the requirements of the 1940 Act, the Securities Exchange Act of 1934 (the “Exchange Act”) and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act). If the number of properly tendered Shares would result in the Fund’s net assets totaling greater than the Dissolution Threshold, all Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of the Eligible Tender Offer, the Board may eliminate the Dissolution Date upon the affirmative vote of a majority of the Board and without Shareholder approval. In making a decision to eliminate the Dissolution Date to provide for the Fund’s perpetual existence, the Board will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in seeking to convert to a perpetual trust. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment of $20.00 per Share on the Dissolution Date or in the Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon dissolution or in the Eligible Tender Offer.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   17

Principal Risks

Equity Securities Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments. The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade. Below investment grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment-grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•greater risk of loss due to default or declining credit quality;

•adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

if a negative perception of the below investment grade market develops, the price and liquidity of below investment grade securities may be depressed. This negative perception could last for a significant period of time.

Derivatives Risk. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may utilize a variety of derivative instruments including, but not limited to, interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options, long calls, covered calls, long puts, cash-secured short puts and protective puts for hedging, risk management and investment purposes. The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. The use of derivative instruments may have risks including, among others, liquidity risk, interest rate risk, volatility risk, credit risk, management risk and counterparty risk. The use of derivatives may also have the following risks:

Correlation Risk. Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio.

Duration Mismatch Risk. The duration of a derivative instrument may be significantly different than the duration of the related liability or asset.

Volatility Risk. Risk may arise in connection with the use of derivative instruments from volatility of interest rates and the prices of reference instruments.

Leverage Risk. The derivative investments in which the Fund may invest will give rise to forms of financial leverage, which may magnify the risk of owning such instruments. Derivatives generally involve leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Fund’s initial investment in the derivative. Accordingly, if the Fund enters into a derivative transaction, it could lose substantially more than the principal amount invested.

Additionally, as a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. The Fund intends to cover its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions and by offsetting derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its managed assets, less all liabilities and indebtedness of the Fund not represented by senior securities. However, these transactions, even if covered,

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

18   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

may represent a form of economic leverage and will create risks. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Regulatory Risk. The enforceability of agreements underlying hedging transactions may depend on compliance with applicable statutory and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements. New or amended regulations may be imposed by the CFTC, the SEC, the Federal Reserve or other financial regulators, other governmental regulatory authorities or self- regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statues and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. For instance, the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) could have an adverse effect on the Fund’s ability to use derivative instruments. The Dodd-Frank Act is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements.

Although the CFTC has released final rules relating to clearing, execution, reporting, risk management, compliance, position limit, anti-fraud, consumer protection, portfolio reconciliation, documentation, recordkeeping, business conduct, margin requirements and registration requirements under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act’s ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to our funds), increase the costs of using these instruments (for example, by increasing margin, capital or reporting requirements) and/or make them less effective and, as a result, the Fund may be unable to execute its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments, affect the pricing or other factors relating to these instruments or may change availability of certain investments. It is unclear how the regulatory changes will affect counterparty risk.

General Derivative Risks. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Furthermore, the skills needed to employ derivatives strategies are different from those needed to select portfolio securities and, in connection with such strategies, the Fund may make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. Thus, the use of derivative investments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. Tax rules governing the Fund’s transactions in derivative instruments may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term.

These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, there may be situations in which the Fund elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Risks Associated with Options. The Fund may use options, including on the Fund’s convertible securities or during the creation of synthetic convertible instruments. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   19

of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund’s ability to utilize options successfully will depend on Calamos’ ability to predict pertinent market movements, which cannot be assured.

The Fund intends to seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, (ii) on a portion of the equity securities the Fund has a right to receive upon conversion of a convertible security that it owns at the time it writes the call, and (iii) on broad-based securities indexes (such as the S&P 500 or MSCI EAFE) or certain ETFs that trade like common stocks but seek to replicate such market indexes. All call options sold by the Fund must be “covered”, other than those sold in the Long/Short Component. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price minus any margin the Fund is required to post.

Sector Risk. To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

Recent Market Events. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars, terror attacks and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates.

The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (“COVID-19”) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of this coronavirus and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 had, until the recent coronavirus outbreak, generally subsided, uncertainty and periods of volatility still remained, and risks to a robust resumption of growth persisted. Federal Reserve policy, including with respect to certain interest rates may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Fund’s performance or impair the Fund’s ability to achieve its investment objective.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

20   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

In June 2016, the United Kingdom approved a referendum to leave the European Union (“EU”) (“Brexit”). On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the EU and commenced the formal process of withdrawing from the EU. The withdrawal agreement entered into between the United Kingdom and the EU entered into force on January 31, 2020, at which time the United Kingdom ceased to be a member of the EU. Following the withdrawal, there will be an eleven-month transition period, ending December 31, 2020, during which the United Kingdom will negotiate its future relationship with the EU. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe. There is considerable uncertainty about the potential consequences for Brexit, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react, and as this process unfolds, markets may be further disrupted. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the EU may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the EU.

A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

As a result of political and military actions undertaken by Russia, the U.S. and the EU have instituted sanctions against certain Russian officials and companies. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets.

Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Widespread disease and virus epidemics, such as the recent coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the U.S. economy or any foreign economy.

Credit Risk. An issuer of a fixed income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.

High Yield Securities Risk. The Fund may invest in high yield securities of any rating. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•greater risk of loss due to default or declining credit quality;

•adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

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downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Debt Securities Risk. The Fund may invest in debt securities, including corporate bonds and high yield securities. In addition to the risks described elsewhere in the Fund’s prospectus (such as high yield securities risk and interest rate risk), debt securities are subject to certain additional risks, including issuer risk and reinvestment risk. Issuer risk is the risk that the value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the market price of the Fund’s common shares or the overall return of the Fund.

Duration Risk. Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. The value of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. The longer the Fund’s dollar-weighted average duration, the more its value can generally be expected to be sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. As the value of a security changes over time, so will its duration.

Maturity Risk. Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower potential returns than fixed income securities with longer maturities. The average maturity of the Fund’s investments will affect the volatility of the Fund’s share price.

Portfolio Selection Risk. The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Non-Convertible Income Securities Risk. The Fund will also invest in non-convertible income securities. The Fund’s investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, may expose the Fund to heightened interest rate risk and volatility as a result of a rise in interest rates. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s net asset value to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the Fund’s return.

Short Selling Risk. The Fund will engage in short sales for investment and risk management purposes, including when the Adviser believes an investment will underperform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for extended periods of time.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

22   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Generally, the Fund will have to pay a fee or premium to borrow securities and will be obligated to repay the lender of the security any dividends or interest that accrues on the security during the term of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of such fee, premium, dividends, interest or expense the Fund pays in connection with the short sale.

Until the Fund replaces a borrowed security, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. The Adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Market Discount Risk. The Fund’s common shares may trade at a premium or at a discount in relation to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases trade above NAV. The risk of the common shares trading at a discount is a risk separate from the risk of a decline in the Fund’s NAV as a result of investment activities. The Fund’s NAV may be reduced immediately following this offering by the offering costs for common shares or other securities, which will be borne entirely by all common shareholders. The Fund’s common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.

Whether shareholders will realize a gain or loss upon the sale of the Fund’s common shares depends upon whether the market value of the shares at the time of sale is above or below the price the shareholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund’s NAV. Because the market value of the Fund’s common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above NAV, or below or above the public offering price for the common shares.

Interest Rate Risk. In addition to the risks discussed above, debt securities, including high yield securities, are subject to certain risks, including:

•if interest rates go up, the value of debt securities in the Fund’s portfolio generally will decline;

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

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•during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

•during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the estimated period until the security is paid in full, and reduce the value of the security. This is known as extension risk;

•rising interest rates could result in an increase in the cost of the Fund’s leverage and could adversely affect the ability of the Fund to meet asset coverage requirements with respect to leverage;

•variable rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. When the Fund holds variable rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares; and

•the risks associated with rising interest rates may be particularly acute in the current market environment because market interest rates are currently near historically low levels. Thus, the Fund currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that interest rates across the financial system may rise. Increases in volatility and interest rates in the fixed-income market may expose the Fund to heightened interest rate risk.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.

There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Default Risk. Default risk refers to the risk that a company that issues a convertible or debt security will be unable to fulfill its obligations to repay principal and interest. The lower a debt security is rated, the greater its default risk. The Fund may incur cost and delays in enforcing its rights against the defaulting issuer.

Currency Risk. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. The Fund’s investment adviser may determine not to hedge currency risks, even if suitable instruments appear to be available.

Geographic Concentration Risk. Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Other Investment Companies (including ETFs) Risk. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

24   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, the Fund may engage in short sales of the securities of other investment companies. When the Fund shorts securities of another investment company, it borrows shares of that investment company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.

Emerging Markets Risk. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could adversely affect the value of the Fund’s investments and hurt those countries’ economies and securities markets. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in share registration, settlement, custody, or other operational risks.

American Depositary Receipts Risk. The stocks of most foreign companies that trade in the U.S. markets are traded as ADRs. U.S. depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a U.S. exchange, the risks inherently associated with foreign investing still apply to ADRs.

Leverage Risk. The Fund anticipates that it will issue indebtedness and may issue preferred shares or borrow money or issue debt securities as permitted by the 1940 Act. The Fund’s use of leverage creates risk. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s total assets. However, the Board reserves the right to issue preferred shares or borrow to the extent permitted by the 1940 Act and the Fund’s policies. Investments of short sale proceeds and economic leverage through derivatives are not counted as borrowings.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•the likelihood of greater volatility of NAV and market price of the Fund’s common shares;

•fluctuations in the interest rates on borrowings and short-term debt;

•increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing remain fixed.

The Fund’s use of leverage is premised upon the expectation that the Fund’s preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of senior securities or borrowing. Such difference in return may result from the Fund’s higher credit rating or the short-term nature of its borrowing compared to the lower credit quality, long-term nature of its investments. Because Calamos seeks to invest the Fund’s managed assets (including the assets obtained from leverage) in a portfolio of potentially higher yielding investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of the incremental return but will bear the risk of loss on investments made with the leverage proceeds. Should the differential between the Fund’s return on investments made with the proceeds of leverage and the cost of the leverage narrow, the incremental return “pick up” will be reduced or the Fund may incur losses. Furthermore, if long-term interest rates rise without a corresponding increase in the yield on the Fund’s portfolio investments or the Fund otherwise incurs losses on its investments, the Fund’s NAV attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

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Leverage is a speculative technique that could adversely affect the returns to holders of common shares. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of debt. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest expense and ongoing maintenance. These conditions may, directly or indirectly, result in higher leverage costs to common shareholders.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of rating agencies which may issue ratings for the short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

If the Fund’s ability to make dividends and distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company or to reduce or eliminate tax at the Fund level, which would have adverse tax consequences for common shareholders. To the extent that the Fund is required, in connection with maintaining 1940 Act asset coverage requirements or otherwise, or elects to redeem any senior securities or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to common shareholders.

Because Calamos’ investment management fee is a percentage of the Fund’s managed assets, Calamos’ fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. Any additional use of leverage by the Fund would require approval by the Board. In considering whether to approve the use of additional leverage, the Board would be presented with all relevant information necessary to make a determination whether or not additional leverage would be in the best interests of the Fund, including information regarding any potential conflicts of interest.

To the extent which the Fund employs leverage through the issuance of preferred shares, the Fund will also be subject to the following risks:

Early Redemption Risk. The Fund may voluntarily redeem preferred shares or may be forced to redeem preferred shares to meet regulatory requirements and the asset coverage requirements of the preferred shares. Such redemptions may be at a time that is unfavorable to holders of the preferred shares.

Market Discount Risk. The market price of exchanged-listed preferred shares that the Fund may issue may also be affected by such factors as the Fund’s use of leverage, dividend stability, portfolio credit quality, liquidity, and the Fund’s dividends paid (which are, in turn, affected by expenses), call protection for portfolio securities and interest rate movements.

Preferred Share Liquidation Preference Risk. Preferred shares, if issued and outstanding, will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against our income and against our net assets in liquidation. The Fund may not be permitted to declare dividends or other distributions with respect to any series of preferred shares unless at such time the Fund meets applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings.

Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though potentially with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, the Fund may alter its portfolio or redeem the senior security. The Fund may voluntarily redeem senior securities under certain circumstances.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

26   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Secondary Market Risk. The market value of exchange-listed preferred shares that the Fund may issue will be determined by factors such as the relative demand for and supply of the preferred shares in the market, general market conditions and other factors beyond the control of the Fund. Because the Fund has no prior trading history for preferred shares, it is difficult to predict the trading patterns of preferred shares, including the effective costs of trading. There is a risk that the market for preferred shares may be thinly traded and relatively illiquid compared to the market for other types of securities.

Effects of Leverage. The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $98.0 million. As of October 31, 2020, the Fund had utilized $69.2 million of the $98.0 million available under the SSB Agreement ($19.4 million in borrowings outstanding, and $49.8 million in structural leverage consisting of collateral received from State Street Bank and Trust Company in connection with securities on loan). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus 0.80%, payable monthly in arrears. Interest on overdue amounts or interest on the drawn amount paid during an event of default will be charged at Overnight LIBOR plus 2.80%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of October 31, 2020, the interest rate charged under the SSB Agreement was 0.88%. “Net income” payments related to cash collateral in connection with securities lending were 0.44% of the borrowed amount on an annualized basis as of that date, although this amount can vary based on changes in underlying interest rates.

To cover the interest expense on the borrowings under the SSB Agreement (including “net income” payments made with respect to borrowings offset by collateral for securities on loan), based on rates in effect on October 31, 2020, the Fund’s portfolio would need to experience an annual return of 0.32% (before giving effect to expenses associated with senior securities).

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of and covenants with rating agencies for the preferred shares or short-term debt instruments issued by the Fund. These guidelines and covenants may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

The following table illustrates the hypothetical effect on the return to a holder of the Fund’s common shares of the leverage obtained by us (and utilized on October 31, 2020). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(12.39)%	(6.39)%	(0.39)%	5.61%	11.61%

(1)Includes interest expense on the borrowings under the SSB Agreement and accrued at interest rates in effect on October 31, 2020 of 0.88%.

Reduction of Leverage Risk.  The Fund may take action to reduce the amount of leverage it employs. Reduction of the leverage employed by the Fund, including by redemption of preferred shares will in turn reduce the amount of assets available for investment in portfolio securities. This reduction in leverage may negatively impact our financial performance, including our ability to sustain current levels of distributions on common shares.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   27

The Board reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund’s borrowings that it believes are in the best long-term interests of the Fund and its shareholders, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current proposed rate, and the Board reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure.

Foreign Securities Risk. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

•less information may be available about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices in foreign jurisdictions;

•many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers reasonable;

•an adverse effect of currency exchange rate changes or controls on the value of the Fund’s investments;

•the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

•economic, political and social developments may adversely affect the securities markets in foreign jurisdictions, including expropriation and nationalization;

•the difficulty in obtaining or enforcing a court judgment in non-U.S. countries;

•restrictions on foreign investments in non-U.S. jurisdictions;

•difficulties in effecting the repatriation of capital invested in non-U.S. countries; and

•withholding and other non-U.S. taxes may decrease the Fund’s return; and

•dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

Based upon the Fund’s test for determining whether an issuer is a “foreign issuer” as described above, it is possible that an issuer of securities in which the Fund invests could be organized under the laws of a foreign country, yet still conduct a substantial portion of its business in the U.S. or have substantial assets in the U.S. In this case, such a “foreign issuer” may be subject to the market conditions in the U.S. to a greater extent than it may be subject to the market conditions in the country of its organization.

There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

Economies and social and political conditions in individual countries may differ unfavorably from those in the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries.

Management Risk. Calamos’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

Decline in Net Asset Value Risk. A material decline in our NAV may impair our ability to maintain required levels of asset coverage for any preferred securities or debt securities the Fund may issue in the future.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

28   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

REIT Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may utilize significant amounts of leverage, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index.

Loan Risk.  The Fund may invest in loans which may not be (i) rated at the time of investment, (ii) registered with the SEC or (iii) listed on a securities exchange. There may not be as much public information available regarding these loans as is available for other Fund investments, such as exchange-listed securities. As well, there may not be an active trading market for some loans, meaning they may be illiquid and more difficult to value than other more liquid securities. Settlement periods for loans are longer than for exchange-traded securities, typically ranging between 1 and 3 weeks, and in some cases much longer. There is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Because the interest rates of floating-rate loans in which the Fund may invest may reset frequently, if market interest rates fall, the loans’ interest rates will be reset to lower levels, potentially reducing the Fund’s income. Because the adviser may wish to invest in the publicly-traded securities of an obligor, the Fund may not have access to material non-public information regarding the obligor to which other investors have access.

“Covenant-Lite” Loans Risk. Some of the loans in which the Fund may invest may be “covenant-lite” loans, which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines.

Counterparty and Settlement Risk. Trading options, futures contracts, swaps and other derivative financial instruments entails credit risk with respect to the counterparties. Such instruments when traded over the counter do not include the same protections as may apply to trading derivatives on organized exchanges. Substantial losses may arise from the insolvency, bankruptcy or default of a counterparty and risk of settlement default of parties with whom it trades securities. This risk may be heightened during volatile market conditions. Settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries thus increasing the risks. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the Fund’s counterparties with respect to its derivative transactions may affect the value of those instruments. By entering into derivatives, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.

If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, such bankruptcy or failure to perform is likely to result in a default under such derivative contract, unless such default is cured. Default by a party with whom the Fund enters into a hedging transaction may result in the loss of unrealized profits, leaving the Fund with unsecured exposure and force the Fund to cover its resale commitments, if any, at the then current market price. It may not always be possible to dispose of or close out a hedging position without the consent of the hedging counterparty, and the Fund may not be able to enter into an offsetting contract in order to cover its risk. The Fund cannot assure its shareholders that a liquid secondary market will exist for hedging instruments purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   29

Furthermore, upon the bankruptcy of a counterparty, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances and the enforceability of agreements for hedging transactions may depend on compliance with applicable statutory and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements.

Certain interest rate and credit default swaps are subject to mandatory clearing, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each derivative contract, to the extent of its available resources for such purpose. As a result, the counterparty risk is now shifted from bilateral risk between the parties to the individual credit risk of the central clearing counterparty and the futures commission merchant through which the Fund holds its cleared position. Even in such case, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Fund. Uncleared derivatives have no such protection; each party bears the risk that its direct counterparty will default.

Limited Term Risk. Unless the limited term provision of the Fund’s Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes the Eligible Tender Offer and converts to perpetual existence, the Fund will dissolve on the Dissolution Date. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment of $20.00 per Share on the Dissolution Date or in the Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon dissolution or in the Eligible Tender Offer.

Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. During the wind-down period, beginning one year before the Dissolution Date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective.

During the wind-down period, the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of dissolution. The disposition of portfolio investments by the Fund could cause market prices of such instruments, and hence the NAV and market price of the Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance and the market price of the Shares. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon dissolution, it is anticipated that the Fund will have distributed substantially all of its net assets to Shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.

If the Fund conducts the Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of Shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with the Eligible Tender Offer. It is likely that during the pendency of a tender offer,

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

30   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to Shareholders. If the Fund’s tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will generally distribute to Shareholders. In addition, the Fund’s purchase of tendered Shares pursuant to a tender offer will have tax consequences for tendering Shareholders and may have tax consequences for non-tendering Shareholders. The purchase of Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Shareholders. All Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Shares. Such reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.

The Fund is not required to conduct the Eligible Tender Offer. If the Fund conducts the Eligible Tender Offer, there can be no assurance that the number of tendered Shares would not result in the Fund’s net assets totaling less than the Dissolution Threshold, in which case the Eligible Tender Offer will be terminated, no Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions). Following the completion of the Eligible Tender Offer in which the number of tendered Shares would result in the Fund’s net assets totaling greater than the Dissolution Threshold, the Board may eliminate the Dissolution Date upon the affirmative vote of a majority of the Board and without a Shareholder vote. Thereafter, the Fund will have a perpetual existence. The Adviser may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following the Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Shareholders may only be able to sell their Shares at a discount to NAV.

Contingent Liabilities Risk. Entering into derivative contracts in order to pursue the Fund’s various hedging strategies could require the Fund to fund cash payments in the future under certain circumstances, including an event of default or other early termination event, or the decision by a counterparty to request margin in the form of securities or other forms of collateral under the terms of the derivative contract or applicable laws. The amounts due with respect to a derivative contract would generally be equal to the unrealized loss of the open positions with the respective counterparty and could also include other fees and charges. These payments are contingent liabilities and therefore may not appear on the Fund’s balance sheet. The Fund’s ability to fund these contingent liabilities will depend on the liquidity of the Fund’s assets and access to capital at the time, and the need to fund these contingent liabilities could adversely impact our financial condition.

Rule 144A Securities Risk. The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision and oversight of the Board, Calamos will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund’s assets invested in illiquid securities would increase.

Typically, the Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Market Impact Risk. The sale of our common shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common shares. An increase in the number of common shares available may put downward pressure on the market price for our common shares. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price the Fund deems appropriate.

Liquidity Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos’ judgment may play a greater role in the valuation process. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short- term needs or incurring losses on the sale of illiquid securities. The Fund may also invest without limitation in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   31

Cybersecurity Risk. Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to a fund and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, “ransomware” that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyberattacks affecting the Fund or the Adviser, custodian, transfer agent, distributor, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund or the companies in which the Fund invests, causing the Fund’s investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner.

Cash Holdings Risk. To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund’s performance and ability to achieve its investment objective.

Tax Risk. The Fund may invest in certain securities, such as certain convertible securities and high yield securities, for which the federal income tax treatment may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult for the Fund to comply with the federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments is not clear or if the tax treatment of the income from such investments were successfully challenged by the IRS.

Antitakeover Provisions. The Fund’s Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super- majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. The holders of Fund debt, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in these situations.

Diminished Voting Power and Excess Cash Risk. The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future common share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the Fund is unable to invest the proceeds of such offering as intended, its per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Interest Rate Transactions Risk. The Fund may enter into an interest rate swap, cap or floor transaction to attempt to protect itself from increasing dividend or interest expenses on its leverage resulting from increasing short-term interest rates and to hedge its portfolio securities. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the NAV of the Fund.

Depending on the state of interest rates in general, the Fund’s use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of the common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund’s leverage.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If either of these events occurs, it could have a negative impact on the performance of the common shares.

If the Fund fails to maintain a required 200% asset coverage of the liquidation value of any outstanding preferred shares or if the Fund loses its rating on its preferred shares or fails to maintain other covenants with respect to the preferred shares, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any debt securities or other borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to segregate with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (unaudited)

32   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Currently, certain categories of interest rate swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Fund.

Forward Foreign Currency Contract Risk. Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

Futures and Forward Contracts Risk. Futures contracts provide for the future sale by one party and purchase by another of a specific asset at a specific time and price (with or without delivery required). Futures contracts are standardized contracts traded on a recognized exchange. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures and forward contracts are subject to counterparty risk, meaning that the party who issues the derivatives (the clearinghouse or the broker holding the Fund’s position for a futures contract or the counterparty for a forward contract) may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security’s investment value tends to increase as prevailing interest rate levels decline.

However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security and changes in interest rates. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders.

Non-U.S. Government Obligation Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers.

U.S. Government Security Risk. Some securities issued by U.S. Government agencies or government sponsored enterprises are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or enterprise to borrow from the U.S. Treasury. There can be no assurance that the U.S. Government will always provide financial support to those agencies or enterprises.

Synthetic Convertible Instruments Risk. The value of a synthetic convertible instrument may respond differently to market fluctuations than a convertible instrument because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. Synthetic convertible instruments created by other parties have the same attributes of a convertible security; however, the issuer of the synthetic convertible instrument assumes the credit risk associated with the investment, rather than the issuer of the underlying equity security into which the instrument is convertible. Investing in synthetic convertible instruments also involves the risk that the Fund does not achieve the investment exposure desired by Calamos. The Fund remains subject to the credit risk associated with the counterparty creating the synthetic convertible instrument.

Schedule of Investments October 31, 2020

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT 33

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (32.7%)
Airlines (0.3%)
6,008	Air Canada Pass Through Trust Series 2013-1, Class B* 5.375%, 11/15/22	$5,477
62,666	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	51,410
225,000	Alaska Airlines Pass Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	236,943
174,000	Alaska Airlines Pass Through Trust Series 2020-1, Class B*µ 8.000%, 02/15/27	181,990
72,315	Continental Airlines Pass Through Trust Series 2010-1, Class Aµ 4.750%, 07/12/22	72,567
184,000	JetBlue Pass Through Trust Series 2020-1, Class Bµ 7.750%, 05/15/30	190,755
115,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	122,187
195,383	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	182,953
119,000	United Airlines Pass Through Trust Series 2019-2, Class Bµ 3.500%, 11/01/29	93,811
		1,138,093

Communication Services (2.9%)
345,000	Altice France, SA* 7.375%, 05/01/26	360,632
310,000	Arrow Bidco, LLC* 9.500%, 03/15/24	259,954
200,000	Ashtead Capital, Inc.*µ 4.000%, 05/01/28	209,988
140,000	Brink’s Company* 5.500%, 07/15/25	145,778
77,000	Cable One, Inc.* 4.000%, 11/15/30	78,200
	CenturyLink, Inc.*
385,000	4.000%, 02/15/27	394,771
85,000	5.125%, 12/15/26	87,060
550,000	Cincinnati Bell, Inc.* 8.000%, 10/15/25	583,632
125,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	128,645
	CSC Holdings, LLC*
200,000	5.750%, 01/15/30	214,052
200,000	4.625%, 12/01/30	200,252
680,000	Cumulus Media New Holdings, Inc.*^ 6.750%, 07/01/26	633,903

PRINCIPAL AMOUNT		VALUE
	Diamond Sports Group, LLC / Diamond Sports Finance Company*
150,000	6.625%, 08/15/27	$62,503
115,000	5.375%, 08/15/26	67,491
965,000	Embarq Corp. 7.995%, 06/01/36	1,132,225
	Entercom Media Corp.*
306,000	6.500%, 05/01/27	267,016
193,000	7.250%, 11/01/24^	163,243
	Frontier Communications Corp.*
295,000	8.500%, 04/01/26@	298,260
72,000	5.875%, 10/15/27^	73,511
240,000	Intelsat Jackson Holdings, SA*@ 9.750%, 07/15/25	149,006
290,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	308,348
500,000	Netflix, Inc.* 4.875%, 06/15/30	571,745
300,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	293,082
96,000	Shift4 Payments, LLC / Shift4 Payments Finance Sub, Inc.* 4.625%, 11/01/26	97,190
1,425,000	Sprint Corp. 7.125%, 06/15/24	1,641,358
290,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	296,017
455,000	United States Cellular Corp. 6.700%, 12/15/33	600,600
395,000	Vodafone Group, PLC‡ 7.000%, 04/04/79 U.S. 5 yr Swap + 4.87%	468,980
		9,787,442

Consumer Discretionary (4.2%)
201,000	American Axle & Manufacturing, Inc.^ 6.875%, 07/01/28	204,751
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
394,000	6.625%, 01/15/28	399,185
124,000	9.875%, 04/01/27	138,864
575,000	BorgWarner, Inc.*µ 5.000%, 10/01/25	668,725
	Caesars Entertainment, Inc.*
93,000	8.125%, 07/01/27	97,271
93,000	6.250%, 07/01/25	95,604
330,000	Caesars Resort Collection, LLC / CRC Finco, Inc.* 5.250%, 10/15/25	314,077
98,000	Carnival Corp.*^ 10.500%, 02/01/26	107,017
100,000	Carvana Company* 5.625%, 10/01/25	98,625

Schedule of Investments October 31, 2020

34 CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
750,000	4.750%, 03/01/30^	$789,855
250,000	4.500%, 08/15/30	260,197
230,000	5.750%, 02/15/26	238,756
96,000	4.250%, 02/01/31	98,310
475,000	Century Communities, Inc. 6.750%, 06/01/27	508,407
465,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	487,664
	DISH DBS Corp.
347,000	7.750%, 07/01/26	368,764
50,000	7.375%, 07/01/28	50,409
285,000	ESH Hospitality, Inc.*µ 4.625%, 10/01/27	280,183
	Expedia Group, Inc.*µ
115,000	7.000%, 05/01/25	123,112
70,000	6.250%, 05/01/25	77,030
120,000	Ford Motor Company 8.500%, 04/21/23	132,602
	Ford Motor Credit Company, LLC
715,000	4.134%, 08/04/25	715,558
200,000	4.389%, 01/08/26	201,982
210,000	G-III Apparel Group, Ltd.* 7.875%, 08/15/25	213,364
	General Motors Financial Company, Inc.‡
435,000	5.700%, 09/30/30 5 year CMT + 5.00	451,143
395,000	6.500%, 09/30/28^ 3 mo. USD LIBOR + 3.44%	397,315
500,000	goeasy, Ltd.* 5.375%, 12/01/24	510,105
48,000	Group 1 Automotive, Inc.*^ 4.000%, 08/15/28	48,133
440,000	Guitar Center, Inc.* 9.500%, 10/15/21	382,875
280,000	Installed Building Products, Inc.* 5.750%, 02/01/28	295,375
	L Brands, Inc.
292,000	6.875%, 11/01/35	297,370
98,000	9.375%, 07/01/25*	113,899
50,000	6.875%, 07/01/25*	53,668
48,000	6.694%, 01/15/27	48,356
	M/I Homes, Inc.
275,000	5.625%, 08/01/25	284,966
130,000	4.950%, 02/01/28	135,595
	Macy’s Retail Holdings, LLC
100,000	6.700%, 07/15/34*	77,135
95,000	3.875%, 01/15/22^	90,027
93,000	Macy’s, Inc.*^ 8.375%, 06/15/25	97,152
830,000	Mattel, Inc.* 5.875%, 12/15/27	902,517

PRINCIPAL AMOUNT		VALUE
300,000	Mclaren Finance, PLC* 5.750%, 08/01/22	$277,455
	Meredith Corp.^
185,000	6.500%, 07/01/25*	191,305
50,000	6.875%, 02/01/26	41,524
278,000	Newell Brands, Inc. 4.700%, 04/01/26	296,718
200,000	Penske Automotive Group, Inc.^ 5.375%, 12/01/24	204,350
290,000	PetSmart, Inc.* 5.875%, 06/01/25	294,721
	Rite Aid Corp.
373,000	8.000%, 11/15/26*	374,376
98,000	7.700%, 02/15/27	75,918
	Royal Caribbean Cruises, Ltd.*
100,000	11.500%, 06/01/25	114,451
51,000	10.875%, 06/01/23	55,728
505,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	482,674
270,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	299,117
610,000	Twin River Worldwide Holdings, Inc.* 6.750%, 06/01/27	618,534
50,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	56,533
280,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	243,645
		14,482,992

Consumer Staples (0.7%)
96,000	Central Garden & Pet Company 4.125%, 10/15/30	97,303
95,000	Edgewell Personal Care Company* 5.500%, 06/01/28	100,062
143,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	144,601
	Kraft Heinz Foods Company
200,000	4.375%, 06/01/46	205,632
48,000	4.250%, 03/01/31*	52,152
48,000	3.875%, 05/15/27*	50,852
395,000	Land O’Lakes, Inc.* 7.000%, 09/18/28	353,130
	Post Holdings, Inc.*
475,000	5.500%, 12/15/29	513,784
45,000	4.625%, 04/15/30	46,240
210,000	United Natural Foods, Inc.* 6.750%, 10/15/28	212,556
615,000	Vector Group, Ltd.* 6.125%, 02/01/25	615,043
		2,391,355

Schedule of Investments October 31, 2020

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT 35

PRINCIPAL AMOUNT		VALUE

Energy (2.5%)
	Apache Corp.
192,000	5.100%, 09/01/40	$176,678
108,000	4.875%, 11/15/27	101,465
96,000	4.625%, 11/15/25^	91,178
	Buckeye Partners, LP
550,000	3.950%, 12/01/26	511,544
460,000	5.850%, 11/15/43	409,069
415,000	ChampionX Corp. 6.375%, 05/01/26	397,342
96,000	Cheniere Energy, Inc.* 4.625%, 10/15/28	99,667
48,000	CNX Resources Corp.* 7.250%, 03/14/27	50,699
	Continental Resources, Inc.µ
190,000	3.800%, 06/01/24	177,563
145,000	4.375%, 01/15/28^	130,657
475,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	356,331
620,000	Enbridge, Inc.‡ 5.750%, 07/15/80 5 year CMT + 5.31	633,411
	EnLink Midstream Partners, LP
835,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	361,321
205,000	4.850%, 07/15/26	175,310
	EQT Corp.
465,000	8.750%, 02/01/30^	578,367
75,000	7.875%, 02/01/25^	83,566
50,000	5.000%, 01/15/29	50,000
43,000	Holly Energy Partners, LP / Holly Energy Finance Corp.* 5.000%, 02/01/28	40,300
153,000	Laredo Petroleum, Inc.^ 10.125%, 01/15/28	67,012
645,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	613,479
425,000	MPLX, LP^‡ 6.875%, 02/15/23 3 mo. USD LIBOR + 4.65%	353,940
300,000	Murphy Oil Corp. 5.875%, 12/01/27	237,066
95,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	98,127
50,000	Newfield Exploration Company 5.750%, 01/30/22	50,476
	Occidental Petroleum Corp.
590,000	4.300%, 08/15/39	399,654
432,000	2.900%, 08/15/24µ	360,262
363,000	2.700%, 08/15/22µ	335,967
144,000	5.875%, 09/01/25µ	126,935
94,000	6.625%, 09/01/30µ	82,484

PRINCIPAL AMOUNT		VALUE
50,000	Ovintiv, Inc. 6.500%, 08/15/34	$46,895
220,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	178,429
85,000	Parsley Energy, LLC / Parsley Finance Corp.* 5.250%, 08/15/25	87,677
790,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	488,307
48,000	Southwestern Energy Company 8.375%, 09/15/28	50,362
38,000	Transocean, Inc.* 11.500%, 01/30/27	12,703
280,000	Viper Energy Partners, LP*^ 5.375%, 11/01/27	285,880
545,000	W&T Offshore, Inc.* 9.750%, 11/01/23	359,853
47,000	WPX Energy, Inc. 5.875%, 06/15/28	48,380
		8,708,356

Financials (13.1%)
651,000	Acrisure, LLC / Acrisure Finance, Inc.*^ 7.000%, 11/15/25	651,430
216,000	AG Issuer, LLC* 6.250%, 03/01/28	211,965
875,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	919,721
790,000	American International Group, Inc.µ‡ 5.750%, 04/01/48 3 mo. USD LIBOR + 2.87%	871,299
650,000	Amwins Group, Inc.* 7.750%, 07/01/26	697,066
710,000	AssuredPartners, Inc.* 7.000%, 08/15/25	725,982
	Aviation Capital Group, LLC*µ
208,000	3.500%, 11/01/27	184,228
98,000	3.875%, 05/01/23	98,184
45,000	6.750%, 04/06/21	45,765
760,000	Bank of America Corp.µ‡ 4.300%, 01/28/25 3 mo. USD LIBOR + 2.66%	743,326
690,000	Bank of Montrealµ^‡ 4.800%, 08/25/24 5 year CMT + 2.98%	705,891
	Bank of New York Mellon Corp.‡
1,250,000	4.700%, 09/20/25µ 5 year CMT + 4.36%	1,340,037
188,000	3.700%, 03/20/26 5 year CMT + 3.35	187,131

Schedule of Investments October 31, 2020

36 CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
1,250,000	Bank of Nova Scotiaµ‡ 4.900%, 06/04/25 5 year CMT + 4.55%	$1,308,462
215,000	Bank OZK‡ 5.500%, 07/01/26 3 mo. USD LIBOR + 4.43%	217,245
600,000	Barclays, PLC‡ 7.875%, 03/15/22 U.S. 5 yr Swap + 6.77%	619,992
	BP Capital Markets, PLCµ‡
410,000	4.375%, 06/22/25 5 year CMT + 4.04	427,003
380,000	4.875%, 03/22/30 5 year CMT + 4.40%	397,461
855,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 5.750%, 05/15/26	710,360
	Charles Schwab Corp.‡
765,000	5.375%, 06/01/25µ 5 year CMT + 4.97%	839,159
400,000	5.000%, 12/01/27^ 3 mo. USD LIBOR + 2.58%	417,116
792,000	CIT Group, Inc.^‡ 5.800%, 06/15/22 3 mo. USD LIBOR + 3.97%	782,844
	Citigroup, Inc.^‡
2,630,000	5.000%, 09/12/24µ SOFR + 3.81%	2,648,463
225,000	4.700%, 01/30/25 SOFR + 3.23%	220,736
	Credit Acceptance Corp.
475,000	6.625%, 03/15/26	493,839
161,000	5.125%, 12/31/24*	161,282
565,000	Credit Suisse Group, AG*µ‡ 7.500%, 12/11/23 U.S. 5 yr Swap + 4.60%	615,839
60,000	Cushman & Wakefield US Borrower, LLC*µ 6.750%, 05/15/28	64,024
	Discover Financial Services^‡
755,000	6.125%, 06/23/25 5 year CMT + 5.78%	809,700
425,000	5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	418,107
500,000	Donnelley Financial Solutions, Inc. 8.250%, 10/15/24	526,430
1,700,000	Fifth Third Bancorp‡ 4.500%, 09/30/25 5 year CMT + 4.22%	1,719,924
95,000	Genworth Mortgage Holdings, Inc.* 6.500%, 08/15/25	99,232
262,171	Global Aircraft Leasing Company, Ltd.* 6.500%, 09/15/24 7.250% PIK rate	175,980

PRINCIPAL AMOUNT		VALUE
1,570,000	Goldman Sachs Group, Inc.‡ 4.400%, 02/10/25 5 year CMT + 2.85%	$1,509,021
427,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	434,502
50,000	HAT Holdings I, LLC / HAT Holdings II, LLC* 6.000%, 04/15/25	52,809
400,000	HSBC Holdings, PLC^‡ 6.375%, 03/30/25 U.S. 5 yr Swap + 4.37%	419,684
910,000	HUB International, Ltd.*^ 7.000%, 05/01/26	934,424
	Huntington Bancshares, Inc.‡
1,075,000	4.450%, 10/15/27 7 year CMT + 4.05%	1,068,872
375,000	5.625%, 07/15/30 10 year CMT + 4.95%	419,846
220,000	5.700%, 04/15/23 3 mo. USD LIBOR + 2.88%	209,095
430,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 5.250%, 05/15/27	445,828
300,000	ILFC E-Capital Trust II*‡ 3.230%, 12/21/65 3 mo. USD LIBOR + 1.80%	169,941
485,000	Iron Mountain, Inc.* 5.250%, 03/15/28	500,889
490,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 6.250%, 06/03/26	502,093
1,720,000	JPMorgan Chase & Companyµ‡ 4.600%, 02/01/25 SOFR + 3.13%	1,695,370
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*
424,000	5.250%, 10/01/25	388,469
43,000	4.250%, 02/01/27	37,367
575,000	Lloyds Banking Group, PLC‡ 7.500%, 06/27/24 U.S. 5 yr Swap + 4.76%	609,155
760,000	Markel Corp.‡ 6.000%, 06/01/25 5 year CMT + 5.66%	811,042
	MetLife, Inc.µ
1,340,000	6.400%, 12/15/66	1,679,127
865,000	3.850%, 09/15/25^‡ 5 year CMT + 3.58	870,207
97,000	MGIC Investment Corp. 5.250%, 08/15/28	100,205
380,000	Nationwide Financial Services, Inc.µ 6.750%, 05/15/87	444,193

Schedule of Investments October 31, 2020

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT 37

PRINCIPAL AMOUNT		VALUE
	Navient Corp.
622,000	5.000%, 03/15/27	$581,439
215,000	6.750%, 06/25/25	218,952
580,000	Nordea Bank Abp*µ‡ 6.625%, 03/26/26 5 year CMT + 4.11%	652,691
75,000	OneMain Finance Corp. 8.875%, 06/01/25	82,565
	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer*
113,000	7.500%, 06/01/25	118,809
98,000	5.875%, 10/01/28	96,668
750,000	PartnerRe Finance B, LLCµ^‡ 4.500%, 10/01/50 5 year CMT + 3.82	755,902
376,000	Prudential Financial, Inc.µ‡ 3.700%, 10/01/50 5 year CMT + 3.04	385,261
500,000	QBE Insurance Group, Ltd.*^‡ 5.875%, 05/12/25 5 year CMT + 5.51%	533,810
116,000	SLM Corp. 4.200%, 10/29/25	117,877
2,530,000	State Street Corp.µ^‡ 5.625%, 12/15/23 3 mo. USD LIBOR + 2.54%	2,601,093
199,000	StoneX Group, Inc.* 8.625%, 06/15/25	212,862
165,000	Tronox Finance, PLC* 5.750%, 10/01/25	165,000
	Truist Financial Corp.µ‡
1,280,000	4.800%, 09/01/24 5 year CMT + 3.00%	1,290,227
375,000	4.950%, 09/01/25 5 year CMT + 4.61%	401,468
575,000	UBS Group, AG*‡ 7.000%, 01/31/24 U.S. 5 yr Swap + 4.34%	619,218
143,000	United Shore Financial Services, LLC* 5.500%, 11/15/25	143,992
	VICI Properties, LP / VICI Note Company, Inc.*
285,000	4.625%, 12/01/29	296,631
172,000	3.750%, 02/15/27	172,798
86,000	4.125%, 08/15/30	87,178
790,000	Voya Financial, Inc.^‡ 6.125%, 09/15/23 5 year CMT + 3.36%	816,473
208,000	XHR, LP* 6.375%, 08/15/25	206,690
		44,914,966

PRINCIPAL AMOUNT		VALUE

Health Care (2.0%)
	Acadia Healthcare Company, Inc.
500,000	5.625%, 02/15/23	$503,810
96,000	5.000%, 04/15/29*	99,308
640,000	Bausch Health Companies, Inc.* 5.000%, 01/30/28	632,845
95,000	Centene Corp. 3.000%, 10/15/30	98,696
	CHS/Community Health Systems, Inc.
875,000	8.125%, 06/30/24*	675,448
610,000	8.000%, 03/15/26*	613,264
295,000	6.250%, 03/31/23	292,867
	DaVita, Inc.*
241,000	4.625%, 06/01/30	245,174
49,000	3.750%, 02/15/31	47,163
	Encompass Health Corp.
100,000	4.750%, 02/01/30	104,269
100,000	4.500%, 02/01/28	102,603
	Tenet Healthcare Corp.
835,000	6.875%, 11/15/31	832,462
480,000	5.125%, 11/01/27*	494,933
261,000	Teva Pharmaceutical Finance Company, BV 2.950%, 12/18/22	253,128
1,015,000	Teva Pharmaceutical Finance Netherlands III, BV 2.800%, 07/21/23	964,382
860,000	West Street Merger Sub, Inc.* 6.375%, 09/01/25	874,439
		6,834,791

Industrials (3.4%)
190,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	203,296
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*
215,000	4.625%, 01/15/27	223,338
127,000	4.875%, 02/15/30	135,061
275,000	Allison Transmission, Inc.* 5.875%, 06/01/29	300,638
	American Airlines Group, Inc.*^
155,000	5.000%, 06/01/22	102,286
50,000	3.750%, 03/01/25	24,937
940,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	955,867
88,000	Avolon Holdings Funding, Ltd.*µ 2.875%, 02/15/25	82,664
525,000	Beacon Roofing Supply, Inc.* 4.875%, 11/01/25	516,043
635,000	Cascades, Inc. /Cascades USA, Inc.* 5.125%, 01/15/26	664,705

Schedule of Investments October 31, 2020

38 CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Delta Air Lines, Inc.
49,000	3.800%, 04/19/23	$46,812
47,000	7.375%, 01/15/26	48,669
	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*µ
48,000	4.750%, 10/20/28	49,118
24,000	4.500%, 10/20/25	24,382
85,000	EnerSys* 4.375%, 12/15/27	87,542
501,000	Fly Leasing, Ltd.^ 5.250%, 10/15/24	414,603
790,000	General Electric Company^‡ 5.000%, 01/21/21 3 mo. USD LIBOR + 3.33%	647,065
96,000	GFL Environmental, Inc.* 3.750%, 08/01/25	96,765
175,000	Golden Nugget, Inc.*^ 8.750%, 10/01/25	143,953
108,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	113,503
475,000	Herc Holdings, Inc.* 5.500%, 07/15/27	489,074
82,000	Howmet Aerospace, Inc. 6.875%, 05/01/25	91,290
290,000	Jeld-Wen, Inc.* 4.625%, 12/15/25	294,695
190,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	205,914
143,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	142,402
96,000	MasTec, Inc.* 4.500%, 08/15/28	98,761
107,000	Moog, Inc.* 4.250%, 12/15/27	109,978
430,000	Nationstar Mortgage Holdings, Inc.* 6.000%, 01/15/27	430,525
	Navistar International Corp.*
345,000	6.625%, 11/01/25	357,172
95,000	9.500%, 05/01/25	105,333
172,000	Novelis Corp.*^ 4.750%, 01/30/30	174,688
225,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	216,178
275,000	Patrick Industries, Inc.* 7.500%, 10/15/27	298,678
163,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In* 8.500%, 11/15/27	169,849
47,000	Picasso Finance Sub, Inc.* 6.125%, 06/15/25	49,671
185,000	QVC, Inc. 4.375%, 09/01/28	185,475

PRINCIPAL AMOUNT		VALUE
117,000	SEG Holding, LLC / SEG Finance Corp.* 5.625%, 10/15/28	$118,969
98,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	97,144
	Standard Industries, Inc.*
100,000	5.000%, 02/15/27	103,622
47,000	4.375%, 07/15/30	48,684
315,000	Stanley Black & Decker, Inc.µ‡ 4.000%, 03/15/60 5 year CMT + 2.66%	328,797
	Station Casinos, LLC*
500,000	5.000%, 10/01/25	498,140
450,000	4.500%, 02/15/28	424,323
145,000	STL Holding Company, LLC* 7.500%, 02/15/26	144,507
	TransDigm, Inc.
655,000	7.500%, 03/15/27	677,748
465,000	6.250%, 03/15/26*	485,353
48,000	United Rentals North America, Inc. 3.875%, 02/15/31	48,669
280,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	283,856
	WESCO Distribution, Inc.*
93,000	7.125%, 06/15/25	100,543
45,000	7.250%, 06/15/28	49,343
48,000	WR Grace & Co-Conn* 4.875%, 06/15/27	50,064
		11,760,692

Information Technology (0.5%)
299,000	CommScope Technologies, LLC* 6.000%, 06/15/25	296,919
	Dell International, LLC / EMC Corp.*µ
155,000	6.100%, 07/15/27	184,323
80,000	5.850%, 07/15/25	94,048
56,000	Fair Isaac Corp.* 4.000%, 06/15/28	58,026
210,000	KBR, Inc.* 4.750%, 09/30/28	213,387
96,000	MPH Acquisition Holdings, LLC*^ 5.750%, 11/01/28	94,277
275,000	MTS Systems Corp.* 5.750%, 08/15/27	279,174
143,000	ON Semiconductor Corp.* 3.875%, 09/01/28	145,704
129,000	Open Text Corp.* 3.875%, 02/15/28	131,236
118,000	PTC, Inc.* 4.000%, 02/15/28	122,250
		1,619,344

Materials (1.2%)
90,000	Allegheny Technologies, Inc.^ 5.875%, 12/01/27	84,857

Schedule of Investments October 31, 2020

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT 39

PRINCIPAL AMOUNT		VALUE
240,000	ArcelorMittal, SAµ 7.250%, 10/15/39	$293,570
96,000	Big River Steel, LLC / BRS Finance Corp.* 6.625%, 01/31/29	98,993
210,000	Clearwater Paper Corp.*µ 4.750%, 08/15/28	213,738
285,000	First Quantum Minerals, Ltd.* 7.250%, 04/01/23	286,918
	Freeport-McMoRan, Inc.
300,000	5.450%, 03/15/43	342,726
285,000	5.000%, 09/01/27	297,517
90,000	5.400%, 11/14/34	102,911
144,000	HB Fuller Company 4.250%, 10/15/28	146,700
148,000	Hudbay Minerals, Inc.* 6.125%, 04/01/29	152,243
	Kaiser Aluminum Corp.*
125,000	4.625%, 03/01/28	124,205
93,000	6.500%, 05/01/25	98,901
75,000	Mineral Resources, Ltd.* 8.125%, 05/01/27	82,220
	New Gold, Inc.*
193,000	6.375%, 05/15/25	200,427
50,000	7.500%, 07/15/27	54,049
210,000	OCI, NV* 4.625%, 10/15/25	212,988
95,000	Owens-Brockway Glass Container, Inc.*^ 6.625%, 05/13/27	102,038
	PBF Holding Company, LLC / PBF Finance Corp.
465,000	7.250%, 06/15/25^	195,416
48,000	9.250%, 05/15/25*	42,903
80,000	Silgan Holdings, Inc. 4.125%, 02/01/28	83,139
290,000	Trinseo Materials Operating, SCA / Trinseo Materials Finance, Inc.* 5.375%, 09/01/25	294,742
500,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	519,260
		4,030,461

Real Estate (0.2%)
	Forestar Group, Inc.*
270,000	8.000%, 04/15/24	284,480
139,000	5.000%, 03/01/28	138,055
95,000	Service Properties Trust 5.250%, 02/15/26	83,068
		505,603

Utilities (1.7%)
129,000	Calpine Corp.* 4.500%, 02/15/28	131,416

PRINCIPAL AMOUNT		VALUE
200,000	CenterPoint Energy, Inc.‡ 6.125%, 09/01/23 3 mo. USD LIBOR + 3.27%	$201,928
575,000	CMS Energy Corp.µ‡ 4.750%, 06/01/50 5 year CMT + 4.12%	619,672
800,000	Dominion Energy, Inc.‡ 4.650%, 12/15/24 5 year CMT + 2.99%	820,816
1,045,000	Duke Energy Corp.µ‡ 4.875%, 09/16/24 5 year CMT + 3.39%	1,112,267
205,000	National Rural Utilities Cooperative Finance Corp.µ‡ 5.250%, 04/20/46 3 mo. USD LIBOR + 3.63%	223,618
840,000	NextEra Energy Capital Holdings, Inc.µ‡ 4.800%, 12/01/77 3 mo. USD LIBOR + 2.41%	909,846
258,000	PPL Capital Funding, Inc.µ‡ 2.885%, 03/30/67 3 mo. USD LIBOR + 2.67%	204,584
375,000	Sempra Energy‡ 4.875%, 10/15/25 5 year CMT + 4.55%	390,885
753,000	Southern Companyµ^‡ 4.000%, 01/15/51 5 year CMT + 3.73	766,418
395,000	WEC Energy Group, Inc.µ‡ 2.393%, 05/15/67 3 mo. USD LIBOR + 2.11%	320,748
		5,702,198
	Total Corporate Bonds (Cost $113,242,477)	111,876,293

Convertible Bond (0.1%)
Consumer Discretionary (0.1%)
333,000	DISH Network Corp. 2.375%, 03/15/24 (Cost $41,235)	301,025

Bank Loans (3.2%)¡
Communication Services (0.5%)
493,750	Clear Channel Outdoor Holdings, Inc.‡ 3.714%, 08/21/26 3 mo. LIBOR + 3.50%	451,473
1,250	Clear Channel Outdoor Holdings, Inc.‡ 3.666%, 08/21/26 2 mo. LIBOR + 3.50%	1,143
50,000	Consolidated Communications, Inc.! 0.000%, 10/02/27	49,812
30,000	Consolidated Communications, Inc.‡ 5.750%, 10/02/27 3 mo. LIBOR + 4.75%	29,625

Schedule of Investments October 31, 2020

40 CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
50,000	Frontier Communications Corp.‡ 5.750%, 10/01/27 3 mo. LIBOR + 4.75%	$49,656
178,650	iHeartCommunications, Inc.‡ 3.148%, 05/01/26 1 mo. LIBOR + 3.00%	168,218
825,000	Intelsat Jackson Holdings, SA 8.625%, 01/02/24	832,677
145,000	Parexel International Corp.‡ 2.898%, 09/27/24 1 mo. LIBOR + 2.75%	139,381
		1,721,985

Consumer Discretionary (0.4%)
500,000	PetSmart, Inc.! 0.000%, 03/11/22	495,000
172,340	PetSmart, Inc.‡ 4.500%, 03/11/22 3 mo. LIBOR + 3.50%	171,786
265,012	Staples, Inc.‡ 5.251%, 04/16/26 3 mo. LIBOR + 5.00%	244,340
479,914	Weight Watchers International, Inc.‡ 5.500%, 11/29/24 1 mo. LIBOR + 4.75%	480,634
		1,391,760

Energy (0.1%)
206,513	Par Pacific Holdings, Inc.‡ 6.980%, 01/12/26 3 mo. LIBOR + 6.75%	173,471

Financials (0.1%)
238,800	Connect Finco Sarl‡ 5.500%, 12/11/26 1 mo. LIBOR + 4.50%	234,323

Health Care (1.2%)
951,030	Amneal Pharmaceuticals, LLC‡ 3.688%, 05/04/25 1 mo. LIBOR + 3.50%	910,212
674,769	Endo International, PLC‡ 5.000%, 04/29/24 3 mo. LIBOR + 4.25%	643,281
501,206	Gentiva Health Services, Inc.‡ 3.438%, 07/02/25 1 mo. LIBOR + 3.25%	491,808
777,992	Mallinckrodt International Finance, SA‡ 5.500%, 09/24/24 3 mo. LIBOR + 4.75%	720,277
656,982	Ortho Clinical Diagnostics, SA‡ 3.390%, 06/30/25 1 mo. LIBOR + 3.25%	636,247

PRINCIPAL AMOUNT		VALUE
832,491	Team Health Holdings, Inc.‡ 3.750%, 02/06/24 1 mo. LIBOR + 2.75%	$682,252
		4,084,077

Industrials (0.5%)
281,346	BW Gas & Convenience Holdings, LLC‡ 6.410%, 11/18/24 1 mo. LIBOR + 6.25%	280,688
447,750	Dun & Bradstreet Corp.‡ 3.906%, 02/06/26 1 mo. LIBOR + 3.75%	441,779
297,000	Granite US Holdings Corp.‡ 5.470%, 09/30/26 3 mo. LIBOR + 5.25%	279,180
265,087	Navistar International Corp.‡ 3.650%, 11/06/24 1 mo. LIBOR + 3.50%	263,165
684,733	Scientific Games International, Inc.‡ 2.898%, 08/14/24 1 mo. LIBOR + 2.75%	638,781
		1,903,593

Information Technology (0.4%)
296,977	BMC Software Finance, Inc.‡ 4.398%, 10/02/25 1 mo. LIBOR + 4.25%	289,288
372,188	Camelot U.S. Acquisition 1 Company‡ 3.148%, 10/30/26 1 mo. LIBOR + 3.00%	363,192
135,000	Camelot U.S. Acquisition 1 Company! 0.000%, 10/30/26	133,819
612,133	VFH Parent, LLC‡ 3.145%, 03/01/26 1 mo. LIBOR + 3.00%	606,205
		1,392,504

Materials (0.0%)
134,325	Innophos, Inc.‡ 3.648%, 02/07/27 1 mo. LIBOR + 3.50%	132,310
	Total Bank Loans (Cost $11,176,609)	11,034,023

NUMBER OF SHARES			VALUE
Common Stocks (68.0%)
Communication Services (9.8%)
7,500		Alphabet, Inc. - Class A#	12,120,825
7,000,000	GBP	BT Group, PLC	9,193,443
25,000		Facebook, Inc. - Class A#~	6,577,750
487,000	EUR	Orange, SA	5,468,825
			33,360,843

Schedule of Investments October 31, 2020

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT 41

NUMBER OF SHARES			VALUE

Consumer Discretionary (1.9%)
50,400		Caesars Entertainment, Inc.#	$2,258,928
56,000		Las Vegas Sands Corp.~	2,691,360
29,800		Royal Caribbean Cruises, Ltd.^	1,681,316
			6,631,604

Consumer Staples (3.2%)
120,000		Coca-Cola Company^~	5,767,200
94,500		Sysco Corp.~	5,226,795
			10,993,995

Energy (4.5%)
91,500		Chevron Corp.~	6,359,250
335,500		Kinder Morgan, Inc.	3,992,450
270,000		Williams Companies, Inc.~	5,181,300
			15,533,000

Financials (9.1%)
103,000		Discover Financial Services~	6,696,030
2,045,000	GBP	Legal & General Group, PLC	4,903,101
29,260,000	GBP	Lloyds Banking Group, PLC#	10,653,760
5,571,000	GBP	Natwest Group, PLC#	8,982,440
			31,235,331

Health Care (7.3%)
76,500		Baxter International, Inc.~	5,934,105
12,000		BioMarin Pharmaceutical, Inc.#	893,160
157,000		Boston Scientific Corp.#~	5,380,390
25,500		UnitedHealth Group, Inc.^~	7,781,070
24,000		Vertex Pharmaceuticals, Inc.#	5,040,000
			25,028,725

Industrials (19.0%)
230,000		Air Lease Corp. - Class A~	6,265,200
15,600		Boeing Company	2,252,484
185,000		Delta Air Lines, Inc.~	5,668,400
37,000		Honeywell International, Inc.^~	6,103,150
70,600		L3Harris Technologies, Inc.~	11,374,366
136,500		Lyft, Inc. - Class A^#	3,116,295
128,500		Raytheon Technologies Corp.~	6,980,120
58,500		Republic Services, Inc. - Class A~	5,157,945
120,000		Southwest Airlines Company~	4,743,600
42,900		Union Pacific Corp.~	7,601,451
52,000		Waste Management, Inc.~	5,611,320
			64,874,331

Information Technology (4.6%)
45,500		Fidelity National Information Services, Inc.~	5,668,845
28,500		Global Payments, Inc.	4,495,590
16,200		Lam Research Corp.~	5,541,696
			15,706,131

NUMBER OF SHARES			VALUE

Materials (1.3%)
20,800		Linde, PLC~	$4,583,072

Real Estate (7.3%)
72,500		American Campus Communities, Inc.^	2,715,850
1,222,000	GBP	British Land Company, PLC	5,518,444
1,457,000	GBP	Land Securities Group, PLC	9,613,313
265,500		MGM Growth Properties, LLC - Class A~	7,022,475
			24,870,082
		Total Common Stocks (Cost $258,555,497)	232,817,114

Convertible Preferred Stocks (11.0%)
Communication Services (1.2%)
	AT&T, Inc.
39,800	4.750%, 02/18/25^	1,006,542
15,800	5.350%, 11/01/66~	415,066
63,250	Qwest Corp.^ 6.500%, 09/01/56	1,607,182
8,850	Southern Company~ 4.950%, 01/30/80	233,463
15,650	Telephone & Data Systems, Inc.~ 7.000%, 03/15/60	394,850
18,750	United States Cellular Corp.~ 7.250%, 12/01/64	475,875
		4,132,978

Consumer Discretionary (0.2%)
12,200	Ford Motor Company~ 6.200%, 06/01/59	312,686
1,915	Qurate Retail, Inc. 8.000%, 03/15/31	187,325
		500,011

Energy (0.2%)
41,525	Energy Transfer Operating, LP‡ 7.625%, 08/15/23 3 mo. USD LIBOR + 4.74%	778,178
		778,178

Financials (7.5%)
18,000	Affiliated Managers Group, Inc.^ 4.750%, 09/30/60	467,640
9,245	Allstate Corp. 5.100%, 10/15/24	247,581

Schedule of Investments October 31, 2020

42 CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
42,950	Arch Capital Group, Ltd.^ 5.250%, 09/29/21	$1,094,795
31,950	Axis Capital Holdings, Ltd. 5.500%, 11/07/21	814,086
	Bank of America Corp.
12,660	4.375%, 11/03/25	316,500
1,580	7.250%‡‡	2,317,702
21,000	Brookfield Finance, Inc. 4.625%, 10/16/80	526,050
	Capital One Financial Corp.
52,600	5.000%, 12/01/24	1,322,890
17,776	4.800%, 06/01/25^~	440,312
25,300	CIT Group, Inc.^ 5.625%, 12/15/24	645,150
34,575	Citizens Financial Group, Inc.^ 5.000%, 01/06/25	874,747
11,250	First Republic Bank 4.125%, 10/30/25	283,163
8,250	Fulton Financial Corp. 5.125%, 01/15/26	209,138
52,454	JPMorgan Chase & Company^ 4.750%, 12/01/24	1,392,129
28,353	KeyCorp 5.650%, 12/15/23	751,071
32,400	Legg Mason, Inc. 5.450%, 09/15/56	833,004
81,400	Morgan Stanley 4.875%, 01/15/25	2,177,450
8,550	Northern Trust Corp.^~ 4.700%, 01/01/25	226,404
31,600	Oaktree Capital Group, LLC^ 6.550%, 09/15/23	846,564
31,600	Prospect Capital Corp. 6.250%, 06/15/24	805,800
26,000	Prudential Financial, Inc.^ 4.125%, 09/01/60	656,240
16,600	Spirit Realty Capital, Inc. 6.000%, 10/03/22	430,272
35,000	Truist Financial Corp.^ 4.750%, 09/01/25	913,150
56,500	US Bancorp 3.750%, 01/15/26	1,307,975
7,500	W R Berkley Corp. 4.250%, 09/30/60	192,375
	Wells Fargo & Company
79,690	4.750%, 03/15/25^	1,990,656
1,580	7.500%‡‡	2,131,041
	WR Berkley Corp.^
45,790	5.100%, 12/30/59	1,223,051
8,200	5.700%, 03/30/58	219,186
		25,656,122

NUMBER OF SHARES		VALUE

Industrials (0.2%)
19,700	Air Lease Corp.^‡ 6.150%, 03/15/24 3 mo. USD LIBOR + 3.65%	$451,918
11,400	QVC, Inc.^ 6.250%, 11/26/68	268,926
		720,844

Real Estate (1.2%)
16,375	American Homes 4 Rent~ 6.250%, 09/19/23	442,616
	Brookfield Property Partners, LP~
22,900	5.750%, 03/31/25	444,260
15,300	6.375%, 09/30/24^	309,060
15,800	Digital Realty Trust, Inc.~ 5.850%, 03/13/24	438,450
17,100	EPR Properties~ 5.750%, 11/30/22	302,499
33,200	Federal Realty Investment Trust 5.000%, 09/29/22	857,888
34,750	Kimco Realty Corp.^ 5.250%, 12/20/22	890,642
16,750	PS Business Parks, Inc.^~ 5.200%, 12/07/22	439,018
		4,124,433

Utilities (0.5%)
15,800	Algonquin Power & Utilities Corp.^‡ 6.875%, 10/17/78 3 mo. USD LIBOR + 3.68%	422,018
19,000	Brookfield Renewable Partners, LP 5.250%, 03/31/25	493,240
16,150	DTE Energy Company~ 5.250%, 12/01/77	429,106
17,035	Entergy Louisiana, LLC^ 5.250%, 07/01/52	444,443
		1,788,807
	Total Convertible Preferred Stocks (Cost $38,070,366)	37,701,373

Exchange-Traded Funds (5.9%)
Other (5.9%)
2,600	iShares iBoxx High Yield Corporate Bond ETF^	218,088
132,000	iShares MSCI Mexico Capped ETF^	4,509,120
574,500	iShares MSCI United Kingdom ETF^~	13,983,330

31,100	iShares Preferred & Income Securities ETF^	1,126,442
2,100	SPDR Bloomberg Barclays High Yield Bond ETF	219,030
	Total Exchange-Traded Funds (Cost $26,566,316)	20,056,010

Schedule of Investments October 31, 2020

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT 43

NUMBER OF SHARES		VALUE
Preferred Stocks (0.9%)
Communication Services (0.2%)
25,585	United States Cellular Corp. 6.250%, 09/01/69	$672,630

Energy (0.3%)
29,900	NuStar Energy, LP‡ 7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	494,845
28,750	NuStar Logistics, LP‡ 6.971%, 01/15/43 3 mo. USD LIBOR + 6.73%	538,775
		1,033,620

Financials (0.0%)
3,750	Annaly Capital Management, Inc. ^‡# 6.950%, 09/30/22 3 mo. USD LIBOR + 4.99	84,412

Real Estate (0.4%)
	Public Storage
30,345	4.625%, 06/17/25^	801,411
17,200	3.875%, 10/06/25	429,312
10,050	4.125%, 08/14/25^	259,793
		1,490,516
	Total Preferred Stocks (Cost $3,564,554)	3,281,178

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (1.4%) #
Consumer Discretionary (0.1%)
600 2,883,600	Las Vegas Sands Corp. Call, 11/20/20, Strike $47.00	198,000
450 2,538,900	Royal Caribbean Cruises, Ltd. Call, 11/20/20, Strike $70.00	59,850
		257,850

Energy (0.3%)
	Energy Select Sector SPDR Fund
4,000 11,488,000	Put, 11/06/20, Strike $29.00	432,000
4,000 11,488,000	Call, 01/15/21, Strike $32.00	450,000
	Invesco Solar ETF
680 4,676,360	Call, 11/06/20, Strike $79.00	54,400
680 4,676,360	Call, 11/06/20, Strike $75.00	102,000
		1,038,400

Health Care (0.0%)
960 3,406,080	Pfizer, Inc. Call, 11/20/20, Strike $38.00	64,800

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Industrials (0.0%)
2,300 5,250,900	Lyft, Inc. Call, 11/20/20, Strike $32.50	$51,750
900 7,169,400	TransUnion Call, 11/20/20, Strike $85.00	69,750
		121,500

Other (1.0%)
	SPDR S&P 500 ETF Trust
1,500 48,981,000	Put, 11/02/20, Strike $333.00	981,000
1,100 35,919,400	Put, 11/20/20, Strike $335.00	1,603,250
1,075 35,103,050	Put, 11/20/20, Strike $320.00	918,588
		3,502,838
	Total Purchased Options (Cost $4,686,157)	4,985,388

NUMBER OF SHARES		VALUE
Short Term Investments (4.8%)
8,193,632	JPMorgan Prime Money Market Fund - Capital Class, 0.070%***	8,198,548
8,198,388	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.020%***	8,198,388
	Total Short Term Investments (Cost $16,396,936)	16,396,936
	TOTAL INVESTMENTS (128.0%) (Cost $472,300,147)	438,449,340

LIABILITIES, LESS OTHER ASSETS (-28.0%)		(95,976,306)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)		$342,473,034

Common Stocks Sold Short (-1.5%) #
Consumer Discretionary (-0.7%)
(23,000)	Peloton Interactive, Inc. - Class A	(2,534,830)

Consumer Staples (-0.8%)
(12,500)	Clorox Company	(2,590,625)
	Total Common Stocks Sold Short (Proceeds $4,751,860)	(5,125,455)

Schedule of Investments October 31, 2020

44 CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
Exchange-Traded Funds Sold Short (-11.5%) #
Other (-11.5%)
(277,500)	Consumer Staples Select Sector SPDR Fund	$(17,277,150)
(67,500)	SPDR S&P 500 ETF Trust	(22,041,450)
	Total Exchange-Traded Funds Sold Short (Cost $(36,629,709))	(39,318,600)

	TOTAL SECURITIES SOLD SHORT (Proceeds $41,381,569)	$(44,444,055)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
Written Options (-2.9%) #
Communication Services (-0.4%)
		Alphabet, Inc.
80 12,928,880		Call, 12/18/20, Strike $1,940.00	(58,800)
31 5,009,941		Put, 11/06/20, Strike $1,520.00	(36,270)
3,700 4,095,722	EUR	Orange, SA Put, 12/18/20, Strike 12.00	(1,202,268)
			(1,297,338)

Consumer Discretionary (-0.2%)
1,100 4,930,200		Caesars Entertainment, Inc. Put, 11/06/20, Strike $43.00	(232,100)
230 2,534,830		Peloton Interactive, Inc.,Class A, 11/06/20, Strike $104.00	(103,500)
450 2,538,900		Royal Caribbean Cruises, Ltd. Put, 11/20/20, Strike $55.00	(205,875)
60 2,328,240		Tesla, Inc. Call, 11/06/20, Strike $390.00	(87,000)
			(628,475)

Consumer Staples (0.0%)
125 2,590,625		Clorox Company Put, 11/06/20, Strike $200.00	(40,000)
350 4,856,250		Walmart, Inc. Call, 11/20/20, Strike $145.00	(84,525)
			(124,525)

Energy (-0.3%)
		Energy Select Sector SPDR Fund
4,000 11,488,000		Put, 11/06/20, Strike $30.00	(668,000)
4,000 11,488,000		Put, 12/18/20, Strike $25.00	(310,000)
			(978,000)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
Financials (-0.4%)
1,150 2,752,663	GBP	Legal & General Group, PLC Put, 12/18/20, Strike 2.80	$(1,411,609)

Health Care (-0.1%)
1,570 5,380,390		Boston Scientific Corp. Put, 12/18/20, Strike $32.00	(162,495)

Industrials (0.0%)
300 2,389,800		TransUnion Put, 12/18/20, Strike $80.00	(130,500)

Information Technology (-0.1%)
200 2,491,800		Fidelity National Information Services, Inc. Put, 11/20/20, Strike $120.00	(55,000)
160 2,523,840		Global Payments, Inc. Put, 11/20/20, Strike $150.00	(55,200)
300 8,659,200		Mastercard, Inc. Put, 12/18/20, Strike $250.00	(133,500)
			(243,700)

Materials (0.0%)
225 2,553,975		Celanese Corp. - Class A Put, 11/20/20, Strike $105.00	(45,000)
115 2,533,910		Linde, PLC Put, 11/20/20, Strike $210.00	(56,350)
			(101,350)

Other (-1.0%)
1,320 4,509,120		iShares MSCI Mexico Capped ETF Put, 01/15/21, Strike $40.00	(867,900)
		iShares Russell 2000 ETF
2,500 38,272,500		Call, 11/06/20, Strike $175.00	(8,750)
2,500 38,272,500		Put, 11/06/20, Strike $145.00	(355,000)
		SPDR S&P 500 ETF Trust
2,200 71,838,800		Put, 12/18/20, Strike $295.00	(1,454,200)
2,150 70,206,100		Put, 12/18/20, Strike $280.00	(906,225)
			(3,592,075

Real Estate (-0.4%)
725 2,527,350	GBP	British Land Company, PLC Put, 12/18/20, Strike 5.00	(1,414,726)
		Total Written Options (Premium $5,437,212)	(10,084,793)

Schedule of Investments October 31, 2020

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT 45

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $25,985,544.

^Security, or portion of security, is on loan.

@In default status and considered non-income producing.

‡Variable rate security. The rate shown is the rate in effect at October 31, 2020.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#Non-income producing security.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $85,001,434.

‡‡Perpetual maturity.

***The rate disclosed is the 7 day net yield as of October 31, 2020.

FOREIGN CURRENCY ABBREVIATIONS

EUREuropean Monetary Unit

GBPBritish Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

46 CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities October 31, 2020

ASSETS
Investments in securities, at value (cost $472,300,147)	$438,449,340
Cash with custodian	25,795
Restricted cash for short positions	93,513,394
Restricted foreign currency for short positions (cost $8)	8
Receivables:
Accrued interest and dividends	1,911,469
Investments sold	7,853,357
Prepaid expenses	3,860
Total assets	541,757,223

LIABILITIES
Securities sold short, at value (proceeds $41,381,569)	44,444,055
Options written, at value (premium $5,437,212)	10,084,793
Payables:
Notes payable	69,200,000
Investments purchased	74,973,648
Affiliates:
Investment advisory fees	483,208
Trustees’ fees and officer compensation	276
Other accounts payable and accrued liabilities	98,209
Total liabilities	199,284,189
NET ASSETS	$342,473,034

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 19,632,194 shares issued and outstanding	$392,640,000
Undistributed net investment income (loss)	(39,486)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(8,566,366)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	(41,561,114)
NET ASSETS	$342,473,034
Net asset value per common shares based upon 19,632,194 shares issued and outstanding	$17.44

Statement of Operations Year Ended October 31, 2020*

See accompanying Notes to Financial Statements	CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT 47

INVESTMENT INCOME
Interest	$5,995,202
Dividends	7,200,416
Dividend taxes withheld	(62,192)
Total investment income	13,133,426

EXPENSES
Investment advisory fees	5,047,444
Dividend or interest expense on short positions	1,342,542
Interest expense on Notes Payable (Note 6)	308,546
Legal fees	91,494
Custodian fees	42,938
Accounting fees	36,459
Fund administration fees	30,760
Trustees’ fees and officer compensation	29,924
Printing and mailing fees	29,744
Audit fees	26,955
Transfer agent fees	22,449
Other	57,965
Total expenses	7,067,220
NET INVESTMENT INCOME (LOSS)	6,066,206

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	4,033,081
Purchased options	(8,581,123)
Foreign currency transactions	(126,352)
Written options	7,786,303
Short positions	2,480,384
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(34,150,038)
Purchased options	299,231
Foreign currency translations	(240)
Written options	(4,647,581)
Short positions	(3,062,486)
NET GAIN (LOSS)	(35,968,821)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(29,902,615)

*Long/Short Equity and Dynamic Income Fund commenced operations on November 29, 2019.

Statement of Changes in Net Assets

48 CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT	See accompanying Notes to Financial Statements

Year Ended October 31, 2020*

OPERATIONS
Net investment income (loss)	$6,066,206
Net realized gain (loss)	5,592,293
Change in unrealized appreciation/(depreciation)	(41,561,114)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(29,902,615)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(20,264,351)
Net decrease in net assets from distributions to common shareholders	(20,264,351)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	392,640,000
Net increase (decrease) in net assets from capital stock transactions	392,640,000
TOTAL INCREASE (DECREASE) IN NET ASSETS	342,473,034

NET ASSETS
Beginning of year	$—
End of year	$342,473,034

*Long/Short Equity and Dynamic Income Fund commenced operations on November 29, 2019.

Statement of Cash Flows

See accompanying Notes to Financial Statements	CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT 49

Year Ended October 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(29,902,615)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(779,480,924)
Net purchases of short term investments	(16,396,936)
Purchases of securities to cover securities sold short	(223,045,132)
Proceeds paid on closing written options	(31,150,202)
Proceeds from disposition of investment securities, including purchased options	379,496,774
Proceeds from securities sold short	266,907,085
Premiums received from written options	50,810,321
Amortization and accretion of fixed-income securities	216,805
Net realized gains/losses from investments, excluding purchased options	(4,033,302)
Net realized gains/losses from purchased options	8,581,123
Net realized gains/losses from short positions	(2,480,384)
Net realized gains/losses from written options	(7,786,303)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	34,150,038
Change in unrealized appreciation or depreciation on purchased options	(299,231)
Change in unrealized appreciation or depreciation on short positions	3,062,486
Change in unrealized appreciation or depreciation on written options	4,647,581
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(1,911,469)
Prepaid expenses	(3,860)
Increase/(decrease) in liabilities:
Payables to affiliates	483,484
Other accounts payable and accrued liabilities	98,209
Net cash provided by/(used in) operating activities	$(348,036,452)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	392,640,000
Distributions to shareholders	(20,264,351)
Proceeds from note payable	69,200,000
Net cash provided by/(used in) financing activities	$441,575,649
Net increase/(decrease) in cash	$93,539,197
Cash and restricted cash at beginning of year	$—
Cash at end of year	$93,539,197
Supplemental disclosure
Cash paid for interest on Notes Payable	$266,528

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	25,795
Restricted cash for swap collateral	—
Restricted cash for short positions	93,513,394
Restricted foreign cash for short positions	8
Total cash and restricted cash at period end	$93,539,197

Notes to Financial Statements

50   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Long/Short Equity & Dynamic Income Trust (the “Fund”) was organized as a Delaware statutory trust on September 21, 2017 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on November 29, 2019.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

In March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The Fund adopted ASU 2017-08 as of November 1, 2019, with no material impact on the Fund’s financial statements.

In October 2020, FASB issued ASU No. 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 was issued to clarify how to amortize premiums for debt securities where there are bonds with multiple call dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the impact of this guidance within the Fund’s financial statements and has determined the adoption of ASU 2020-08 will have no impact on the Fund’s financial statements.

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked

Notes to Financial Statements

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   51

quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2020. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent

Notes to Financial Statements

52   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 8 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2017 - 2019 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.35% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation is included in “Other assets” on the Statement of Assets and Liabilities. At October 31, 2020 the Fund had no deferred compensation. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2020.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended October 31, 2020 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$1,038,415,731
Proceeds from sales	—	628,022,883

The cost basis of investments for federal income tax purposes at October 31, 2020 was as follows:

Cost basis of investments	$429,127,448
Gross unrealized appreciation	13,099,173
Gross unrealized depreciation	(58,306,129)
Net unrealized appreciation (depreciation)	$(45,206,956)

Notes to Financial Statements

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   53

Note 4 – Income Taxes

For the fiscal year ended October 31, 2020, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$—
Undistributed net investment income/(loss)	1,764,855
Accumulated net realized gain/(loss) on investments	(1,764,855)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions for the year ended October 31, 2020 were characterized for federal income tax purposes as follows:

Year Ended October 31, 2020
Distributions paid from:
Ordinary income	$20,264,351
Long-term capital gains	—
Return of capital	—

As of October 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$1,918,378
Undistributed capital gains	10,807
Total undistributed earnings	1,929,185
Accumulated capital and other losses	(2,109,489)
Net unrealized gains/(losses)	(45,207,196)
Total accumulated earnings/(losses)	(45,387,500)
Other	(4,779,466)
Paid-in-capital	392,640,000
Net assets applicable to common shareholders	$342,473,034

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Notes to Financial Statements

54   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Note 6 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2020.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Notes to Financial Statements

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   55

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2020, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2020, the Fund had no outstanding interest rate swap agreements.

As of October 31, 2020, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$4,985,388	$—
Written options(2)	—	10,084,793
	$4,985,388	$10,084,793

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value”.

(2)Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value”.

For the year ended October 31, 2020, the volume of derivative activity for the Fund is reflected below:*

Volume
Forward Contracts	11
Purchased options	133,005
Written options	264,116

*Activity during the period is measured by opened number of contracts for options purchased or written and opened foreign currency contracts (measured in notional).

Note 7 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $98.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the year ended October 31, 2020,

Notes to Financial Statements

56   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

the average borrowings under the Agreement were $44.1 million. For the year ended October 31, 2020, the average interest rate was 0.60%. As of October 31, 2020, the amount of total outstanding borrowings was $69.2 million, which approximates fair value. The interest rate applicable to the borrowings on October 31, 2020 was 0.57%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of October 31, 2020, approximately $48.9 million of securities were on loan ($10.9 million of fixed income securities and $38.0 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 19,632,194 shares outstanding at October 31, 2020. Transactions in common shares were as follows:

Year ENDED October 31, 2020*
Beginning shares	0
Shares sold	19,632,194
Ending shares	19,632,194

*Fund commenced operations on November 29, 2019.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

Notes to Financial Statements

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   57

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$111,876,293	$—	$111,876,293
Convertible Bond	—	301,025	—	301,025
Bank Loans	—	11,034,023	—	11,034,023
Common Stocks U.S.	178,483,788	—	—	178,483,788
Common Stocks Foreign	—	54,333,326	—	54,333,326
Convertible Preferred Stocks	37,701,373	—	—	37,701,373
Exchange-Traded Funds	20,056,010	—	—	20,056,010
Preferred Stocks	3,281,178	—	—	3,281,178
Purchased options	4,985,388	—	—	4,985,388
Short Term Investments	16,396,936	—	—	16,396,936
Total	$260,904,673	$177,544,667	$—	$438,449,340
Liabilities:
Common Stocks Sold Short U.S.	$5,125,455	$—	$—	$5,125,455
Exchange-Traded Funds Sold Short	39,318,600	—	—	39,318,600
Written options	10,084,793	—	—	10,084,793
Total	$54,528,848	$—	$—	$54,528,848

Financial Highlights

58   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Selected data for a share outstanding throughout each period were as follows:

November 29, 2019• through October 31, 2020
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$20.00
Income from investment operations:
Net investment income (loss)*	0.31
Net realized and unrealized gain (loss)	(1.84)
Total from investment operations	(1.53)
Less distributions to common shareholders from:
Net investment income	(0.40)
Net realized gains	(0.63)
Total distributions	(1.03)
Premiums from shares sold in at the market offerings	—
Net asset value, end of period	$17.44
Market value, end of period	$14.13
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	(6.72)%
Market value	(24.42)%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	2.12% (c)
Net investment income (loss)	1.82% (c)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$342,473
Portfolio turnover rate	155%
Average commission rate paid	$0.0113
Notes Payable (000’s omitted)	$69,200
Asset coverage per $1,000 of loan outstanding(d)	$5,949

•Commencement of operations.

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable, to average net assets was 1.62%.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

Report of Independent Registered Public Accounting Firm

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   59

To the shareholders and the Board of Trustees of
Calamos Long/Short Equity & Dynamic Income Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Calamos Long/Short Equity & Dynamic Income Trust (the “Fund”), including the schedule of investments, as of October 31, 2020, the related statements of operations, changes in net assets, cash flows, and financial highlights for the period from November 29, 2019 (commencement of operations) through October 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in net assets, its cash flows, and the financial highlights for the period from November 29, 2019 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Chicago, Illinois

December 18, 2020

We have served as the auditor of one or more Calamos Advisors LLC investment companies since 2003.

60   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2021, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates $5,683,983 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2020.

Under Section 854(b)(2) of the Code, the Fund hereby designates 19.49% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2020.

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   61

Trustees and Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years. The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The following table sets forth each trustee’s name, year of birth, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Trustees who are interested persons of the Fund:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 2017) Term Expires 2023	26

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM

Trustees who are not interested persons of the Fund:
John E. Neal, (1950)	Trustee (since 2017) Lead Independent Trustee (since July 2019) Term Expires 2021	26

Retired; Private investor; formerly, Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook Illinois community bank); Director, Neuro-ID (private company providing prescriptive analytics for the risk industry); Partner, Linden LLC (health care private equity) (until 2018)

William R. Rybak, (1951)	Trustee (since 2017) Term Expires 2023	26

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, JNL Investors Series Trust, and JNL Variable Fund LLC (since 2007) and Jackson Variable Series Trust (since 2018); JNL Strategic Income Fund LLC (2007-2018) (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)

Virginia G. Breen, (1964)	Trustee (since 2017) Term Expires 2022	26

Private Investor; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)***; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)****; Director, Bank of America/US Trust Company (until 2015)

Lloyd A. Wennlund, (1957)	Trustee (since 2018) Term Expires 2022	26

Trustee and Chairman of the Board, Datum One Series Trust (since 2020) Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004- 2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

Karen L. Stuckey, (1953)	Trustee (since 2019) Term Expires 2021	26

Member (since 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2007) of Lehigh University; Member, Women’s Investment Management Forum (professional organization) (since inception); formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)

Christopher M. Toub, (1959)	Trustee (since 2019) Term Expires 2023	26	Private investor; formerly, Director of Equities, Alliance Bernstein LP (until 2012)

*Mr. Calamos, Sr. is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of Calamos Advisors and CFS.

**Overseeing 161 portfolios in fund complex.

****Overseeing five portfolios in fund complex.

*****Overseeing four portfolios in fund complex.

^The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund and Calamos Long/Short Equity & Dynamic Income Trust..

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

62   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Fund. The following table sets forth each other officer’s name, year of birth, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

John S. Koudounis, (1966)	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas E. Herman, (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since August 2019)	Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Stephen Atkins, (1965)	Treasurer (since March 2020)

Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

Robert F. Behan, (1964)	Vice President (since 2013)

President (since 2015), Head of Global Distribution (since 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Executive Vice President (2013-2015); Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of 2020 Annual Meeting

The Fund held its annual meeting of shareholders on June 29, 2020. The purposes of the annual meeting were (i) to elect three trustees, to be elected by the holders of common shares and the holders of preferred shares, to the Fund’s board of trustees for a three-year term, or until the trustee’s successor is duly elected and qualified; (ii) to elect one trustee, to be elected by the holders of the common shares, to the Fund’s board of trustees for a one-year term, or until the trustee’s successor is duly elected and qualified; and (iii) to conduct any other lawful business of the Fund.

Mr. John P. Calamos, Sr., and Mr. William R. Rybak were nominated for reelection as trustees by the holders of the common shares for a three-year term until the 2023 annual meeting or until his successor is duly elected and qualified; Mr. Christopher M. Toub was nominated for election as trustee by shareholders of the common shares for a three-year term until the 2023 annual meeting or until his successor is duly elected; Ms. Karen L. Stuckey was nominated for election as trustee by the holders of the common shares for a one-year term until the 2021 annual meeting or until her successor is duly elected and qualified; and all were elected as such by a plurality vote as follows:

TRUSTEE NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
John P. Calamos, Sr.	16,251,723.9	159,187	—
Christopher M. Toub	16,259,202.9	151,708	—
Karen L. Stuckey	16,272,046.9	138,864	—
William R. Rybak	16,259,866.9	151,044	—

Messrs. Neal and Wennlund and Ms. Breen’s terms of office as trustees continued after the meeting.

About Closed-End Funds

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   63

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

64   CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can serve either as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. BOX 505000, Louisville, KY 40233. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

CALAMOS Long/Short Equity & Dynamic Income Trust ANNUAL REPORT   65

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. BOX 505000
Louisville, KY 40233-5000
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2020 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CPZANR 3094 2020

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey and Christopher M. Toub. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2019	10/31/2020
Audit Fees(a)	$—	$19,014
Audit-Related Fees(b)	$—	$7,483
Tax Fees(c)	$—	$12,489
All Other Fees(d)	$—	$—
Total	$—	$38,986

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2019	10/31/2020
Registrant	$—	$12,489
Investment Adviser	$—	$16,000

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey, Christopher M. Toub, and Lloyd Wennlund.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is led by a team of investment professionals. The Global Chief Investment Officer and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

John P. Calamos, Sr. has been President, Trustee and Co-Portfolio Manager of the Fund since inception and for Calamos: Founder, Chairman and Global Chief Investment Officer (“CIO”) since August 2016; Chairman and Global CIO from April to August 2016; Chairman, Chief Executive Officer and Global Co-CIO between April 2013 and April 2016; Chief Executive Officer and Global Co-CIO between August 2012 and April 2013; and Chief Executive Officer and Co-CIO prior thereto. R. Matthew Freund joined Calamos in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010.

Michael Grant joined Calamos in September 2015 and since January 2018 is a Co-CIO, Head of Long/Short and Growth Strategies, as well as a Senior Co-Portfolio Manager. From 2015 to January 2018, he was a Global Economist — Long/Short Strategies. Previously, he was Founder, CIO, and Portfolio Manager at Phineus Partners LP since 2002. Jon Vacko joined Calamos in June 2000 and has been a Senior Co-Portfolio Manager since September 2015. Previously, he was a Co-Portfolio Manager from August 2013 to September 2015; prior thereto he was a Co-Head of Research and Investments from July 2010 to August 2013. Joe Wysocki joined Calamos in October 2003 and since March 2015 has been a Co-Portfolio Manager. Previously, Mr. Wysocki was a sector head from March 2014 to March 2015. Prior thereto, he was a Co-Portfolio Manager from March 2013 to March 2014. Between February 2007 and March 2013 he was a senior strategy analyst. Chuck Carmody joined Calamos in 2004 and since February 2016 is a Co-Portfolio Manager, as well as a Senior Fixed Income Trader. From January 2010 to February 2016, he was a Senior Trader.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2020

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	23	24,298,542,870	5	779,395,779	3,837	2,682,004,486
R. Matthew Freund	16	13,197,112,036	1	385,576,284	2,802	2,076,815,375
Michael Grant	3	2,240,571,744	0	—	843	508,781,457
Jon Vacko	19	12,210,855,267	5	779,395,779	3,824	2,672,151,656
Joe Wysocki	12	11,471,636,258	4	777,032,976	2,546	1,390,018,364
Chuck Carmody	4	716,368,974	0	—	244	680,022,547

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2020

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	315,830,459	0	—	0	—
R. Matthew Freund	0	—	0	—	0	—
Michael Grant	0	—	0	—	0	—
Jon Vacko	2	315,830,459	0	—	0	—
Joe Wysocki	0	—	0	—	0	—
Chuck Carmody	0	—	0	—	0	—

The registrant’s portfolio managers are responsible for managing the registrant and other accounts, including separate accounts and unregistered funds.

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients. A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2020, John P. Calamos, Sr., our Global CIO, aside from distributions arising from his ownership from various entities, receives all of his compensation from Calamos. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. His target bonus is set at a percentage of the respective base salary. Similarly, Mr. Calamos is eligible for a Long-Term Incentive (“LTI”). The LTI program at Calamos currently consists of two types of awards: (1) Mutual Fund Incentive Awards for investment professionals and (2) Phantom Equity Incentive Awards for non-investment professionals.

As of October 31, 2020, R. Matthew Freund, Michael Grant, Jon Vacko, Joe Wysocki, and Chuck Carmody receive all of their compensation from Calamos. These individuals each receive compensation in the form of an annual base salary, a bonus (payable in cash) and are eligible for LTI awards. Each of these individuals is also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. The LTI program at Calamos for investment professionals is a Mutual Fund Incentive Award with amounts deemed to be invested in one or more funds. “Funds” mean mutual funds, ETFs or private funds managed by Calamos or a subsidiary of Calamos.

The amounts paid to all Co-Portfolio Managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Co-Portfolio Managers' compensation structure does not differentiate between the Funds and other accounts managed by the Co-Portfolio Managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the Co-Portfolio Managers. Portfolio performance is utilized as one factor in determining the annual discretionary bonus, as well as overall performance of Calamos.

(a)(4) As of October 31, 2020, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos, Sr.	$100,001 - $500,000
R. Matthew Freund	$100,001 - $500,000
Michael Grant	$100,001 - $500,000
Jon Vacko	None
Joe Wysocki	None
Chuck Carmody	None

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Securities Lending Activities

(1) Gross income from securities lending activities: $0

(2) Fees and/or compensation for:

Any share of revenue generated by the securities lending program paid to the securities lending agent: $0

Rebates paid to borrower: $0

(3) Aggregate fees and/or compensation $0

(4) Net income from securities lending activities: $0

(b) Under the terms of an Amended and Restated Liquidity Agreement (the “Agreement”) with State Street Bank and Trust Company (“SSB”), all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the Agreement. Any amounts credited against borrowings under the Agreement would count against the Fund's leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the Agreement and will cause the amount drawn under the Agreement to increase in an amount equal to the returned collateral. The Fund is obligated to make payment to the entity in the event SSB is unable to return the value of the collateral. The Fund would continue to be entitled to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call a loan and obtain the securities loaned at any time.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Long/Short Equity & Dynamic Income Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 29, 2020

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 29, 2020

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 29, 2020